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                                                                   EXHIBIT 10.24

                    SPACE ABOVE THIS LINE FOR RECORDER'S USE

THE MAXIMUM INDEBTEDNESS SECURED BY THIS MORTGAGE IS $20,860,000.00.

THIS DOCUMENT DRAFTED BY
AND WHEN RECORDED MAIL TO:

Katten Muchin Zavis Rosenman
525 West Monroe Street, Suite 1600
Chicago, Illinois 60661
Joseph A. Venzon, Esq.

              MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT
                  This instrument constitutes a Fixture Filing

     THIS MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (this "Instrument") is made as of May 12, 2004, and is given by the Mortgagor, STONE WATER UIS FUNDING LLC, a Delaware limited liability company whose address is c/o Drawbridge Special Opportunity Fund LLP, 1251 Avenue of the Americas, 16th Floor, New York, New York 10020 (herein "Borrower"), to the Mortgagee, GREENWICH CAPITAL FINANCIAL PRODUCTS, INC, a corporation organized and existing under the laws of the state of Delaware, whose address is 600 Steamboat Road, Greenwich, Connecticut 06830 (collectively with its successors, assigns and transferees hereinafter referred to as "Lender").

     BORROWER, in consideration of the indebtedness herein recited, irrevocably grants, conveys, mortgages, warrants and assigns to Lender, with power of sale, the following described property located in the County of Ramsey, State of Minnesota, and more particularly described on Exhibit "A" attached hereto and incorporated herein by reference for all purposes.

     TOGETHER with all right, title and interest in and to all buildings, improvements and tenements now or hereafter erected on the property, and all heretofore or hereafter vacated alleys and streets abutting the property, and all easements, rights, appurtenances, rents (subject however to the assignment of rents to Lender herein), royalties, mineral, oil and gas rights and profits,

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water, water rights, and water stock appurtenant to the property, and all fixtures, machinery, equipment, engines, boilers, incinerators, building materials, appliances and goods of every nature whatsoever now or hereafter located in, or on, or used, or intended to be used in connection with the property, including, but not limited to, those for the purposes of supplying or distributing heating, cooling, electricity, gas, water, air and light; and all elevators, and related machinery and equipment, fire prevention and extinguishing apparatus, security and access control apparatus, plumbing, bath tubs, water heaters, water closets, sinks, ranges, stoves, refrigerators, dishwashers, disposals, washers, dryers, awnings, storm windows, storm doors, screens, blinds, shades, curtains and curtain rods, mirrors, cabinets, paneling, rugs, attached floor coverings, furniture, pictures, antennas, trees and plants, tax refunds, trade names, licenses, permits, Borrower's rights to insurance proceeds, unearned insurance premiums and choses in action; all of which, including any and all renewals, replacements and additions thereto and substitutions therefor, shall be deemed to be and remain a part of the real property covered by this Instrument; and all of the foregoing, together with said real property (or the leasehold estate in the event this Instrument is on a leasehold) are herein referred to as the "Property";

     TOGETHER with all right, title and interest in, to and under any and all leases now or hereinafter in existence (as amended or supplemented from time to time) and covering space in or applicable to the Property (hereinafter referred to collectively as the "Leases" and singularly as a "Lease"), together with all rents, earnings, income, profits, deposits, reserves, benefits and advantages arising from the Property and from said Leases and all other sums due or to become due under and pursuant thereto, it being intended and agreed that whenever and however generated, whether now or hereafter, Lender shall have a continuing security interest in, and/or lien upon, pursuant to 11 U.S.C. Section 552(b), on all of the foregoing, including the immediate and continuing right to collect all rents, earnings, income, profits, deposits, reserves, fees, charges and accounts for the use and occupancy of the Property, and together with any and all guarantees of or under any of said Leases, and together with all rights, powers, privileges, options and other benefits of Borrower as lessor under the Leases, including, without limitation, the immediate and continuing right to receive and collect all rents, income, revenues, issues, profits, condemnation awards, insurance proceeds, moneys and security payable or receivable under the Leases or pursuant to any of the provisions thereof, whether as rent or otherwise, the right to accept or reject any offer made by any tenant pursuant to its Lease to purchase the Property and any other property subject to the Lease as therein provided and to perform all other necessary or appropriate acts with respect to such Leases as agent and attorney-in-fact for Borrower, and the right to make all waivers and agreements, to give and receive all notices, consents and releases, to take such action upon the happening of a default under any Lease, including the commencement, conduct and consummation of proceedings at law or in equity as shall be permitted under any provision of any Lease or by any law, and to do any and all other things whatsoever which Borrower is or may become entitled to do under any such Lease together with all accounts receivable, contract rights, franchises, interests, estates or other claims, both at law and in equity, relating to the Property, to the extent not included in rent earnings and income under any of the Leases;

     TOGETHER with all right, title and interest in, to and under any and all reserve, deposit or escrow accounts (the "Accounts") made pursuant to any Loan Document (as hereinafter defined) made between Borrower and Lender with respect to the Property, together with all income, profits, benefits and advantages arising therefrom, and together with all rights, powers,


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privileges, options and other benefits of Borrower under the Accounts, and together with the right to do any and all other things whatsoever which Borrower is or may become entitled to do under the Accounts;

     TOGETHER with all agreements, contracts, certificates, guaranties, warranties, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, pertaining to the use, occupancy, construction, management or operation of the Property and any part thereof and any improvements or respecting any business or activity conducted on the Property and any part thereof and all right, title and interest of Borrower therein, including the right to receive and collect any sums payable to Borrower thereunder and all deposits or other security or advance payments made by Borrower with respect to any of the services related to the Property or the operation thereof;

     TOGETHER with all servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

     TOGETHER with all trademarks, tradenames, trade styles, assumed names, telephone numbers and listing rights, and all other rights and interests in and to the names and marks used by Borrower in connection with the Property, and all books and records, accounting systems and all other general intangibles relating to the operation of the Property; and

     TOGETHER with any and all proceeds resulting or arising from any of the foregoing (the Property, the Leases, the Accounts, and all other property, whether real, personal, tangible, or intangible, described above, and all proceeds thereof, may be referred to collectively as the "Collateral").

     THIS INSTRUMENT SECURES TO LENDER (a) the repayment of the indebtedness evidenced by Borrower's Promissory Note dated of even date herewith (together with any amendments, extensions, modifications, renewals, supplements or restatements thereof, and any substitutions or replacements therefor, the "Note") in the principal sum of Twenty Million Eight Hundred Sixty Thousand and No/100 Dollars ($20,860,000.00), with interest thereon, with the balance of the indebtedness, if not sooner paid, due and payable on the Maturity Date (as defined in the Note); (b) the performance of the covenants and agreements of Borrower contained in an Environmental Indemnity Agreement (herein so-called) by Borrower and Stonewater Funding LLC, a Delaware limited liability company ("Indemnitor"), in favor of Lender dated of even date herewith; (c) the payment of all other sums, with interest thereon, advanced by Lender in accordance herewith to protect the security of this Instrument; and (d) the performance of the covenants and agreements of Borrower herein contained, or contained in any other Loan Document, INCLUDING BORROWER'S COVENANT TO REPAY ALL FUTURE ADVANCES (the Note, this Instrument, and all other documents or instruments given by Borrower or others and accepted by Lender for purposes of evidencing, securing, perfecting, or guaranteeing the indebtedness evidenced by the Note, together with any and all amendments, modifications, renewals, restatements and substitutions thereof from time to time may be referred to collectively as the "Loan Documents"). At no time shall the principal amount of the indebtedness, not including sums advanced in accord herewith to protect the security of this Instrument, exceed two hundred percent (200%) of the original amount of the Note. Without


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limitation of the foregoing, the following documents and instruments of even date herewith are Loan Documents: Assignment of Leases and Rents, Certificate of Borrower, Environmental Indemnity Agreement, Exceptions to Non-Recourse Guaranty, Completion/Repair and Security Agreement (if any), Replacement Reserve and Security Agreement (if any), Tenant Improvement and Leasing Commission Reserve and Security Agreement (if any), and Conditional Assignment of Management Agreement (if any).

     Borrower covenants that Borrower is lawfully seized of the estate hereby conveyed and has the right to mortgage, grant, convey and assign the Property (and, if this Instrument is on a leasehold, that the ground lease is in full force and effect without modification except as noted above and without default on the part of either lessor or lessee thereunder), that the Property is unencumbered, and that Borrower will warrant and defend generally the title to the Property against all claims and demands, subject to any easements and restrictions listed in a schedule of exceptions to coverage in any title insurance policy insuring Lender's interest in the Property.

     Borrower represents, warrants, covenants and agrees in favor of Lender as follows:

SECTION 1. PAYMENT OF PRINCIPAL AND INTEREST. Borrower shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, any prepayment and late charges provided in the Note and all other sums secured by this Instrument.

SECTION 2. FUNDS FOR TAXES, INSURANCE AND OTHER CHARGES. Subject to applicable law or to a written waiver by Lender, Borrower shall pay to Lender on the day monthly installments of principal or interest are payable under the Note (or on another day designated in writing by Lender), until the Note is paid in full, a sum (herein "Funds") equal to one-twelfth of (a) the yearly taxes and assessments which may be levied on the Property, (b) the yearly premium installments for fire and other hazard insurance, rent loss insurance and such other insurance covering the Property as Lender may require pursuant to this Instrument, (c) the yearly premium installments for mortgage insurance, if any, and (d) if this Instrument is on a leasehold, the yearly fixed rents, if any, under the ground lease, all as reasonably estimated initially and from time to time by Lender on the basis of assessments and bills and reasonable estimates thereof. Notwithstanding anything in clause (b) of this Section 2 to the contrary, so long as the Unisys Lease is in full force and effect and the insurance required to be maintained by Unisys under the Unisys Lease is in full force and effect, Borrower shall only be required to pay to Lender with each monthly installment of principal or interest payable under the Note one-twelfth of the yearly premiums for the insurance maintained by Borrower pursuant to this Instrument (and Borrower shall not be required to pay installments of the premiums for the insurance maintained by Unisys). Any waiver by Lender of a requirement that Borrower pay such Funds may be revoked by Lender, in Lender's sole discretion, at any time upon notice in writing to Borrower. Lender may require Borrower to pay to Lender, in advance, such other Funds for other taxes, charges, premiums, assessments and impositions in connection with Borrower or the Property which Lender shall reasonably deem necessary to protect Lender's interests (herein "Other Impositions"). Unless otherwise provided by applicable law, Lender may require Funds for Other Impositions to be paid by Borrower in a lump sum or in periodic installments, at Lender's option. In addition, Borrower shall reimburse Lender for the reasonable actual costs of an annual search of the taxes and other liens affecting the Property or for a service which provides such information (to the extent performed), and the cost of the same shall be


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included in Other Impositions. Lender agrees that, to the extent the tenant under the Unisys Lease (as defined herein) delivers funds to Lender expressly indicated by such tenant as being a payment on account of taxes or insurance premiums, Lender shall credit such amounts against the applicable obligations of Borrower under this Section 2 (but in the event funds received from the tenant are insufficient to pay all of Borrower's obligations under this Section 2, Borrower shall remain liable for the payment in full of all such obligations). "Unisys Lease" shall mean that certain Lease Agreement entered into as of August 14, 1998 but effective as of June 1, 1998 between Space Center Enterprises, Inc. (n/k/a Meritex Enterprises Inc.), predecessor in interest to Borrower, as landlord, and UNISYS Corporation ("Unisys"), as tenant, as amended from time to time.

     Lender shall apply the Funds to pay said rents, taxes, assessments, insurance premiums and Other Impositions so long as no Event of Default exists. The Funds shall be held in an interest bearing account, and any interest or earnings or profits on the Funds shall be added to and become part of the Funds. Borrower shall be responsible for payment of any federal, state or local income or other tax applicable to such interest, earnings or profits from investment of the Funds. Lender shall give to Borrower, without charge, an annual accounting of the Funds in Lender's normal format showing credits and debits to the Funds and the purpose for which each debit to the Funds was made. The Funds are pledged as additional security for the sums secured by this Instrument.

     If at any time the amount of the Funds held by Lender shall be less than the amount deemed necessary by Lender in its reasonable estimation to pay taxes, assessments, insurance premiums, rents and Other Impositions, as they fall due, Borrower shall pay to Lender any amount necessary to make up the deficiency within thirty days after notice from Lender to Borrower requesting payment thereof.

     Upon the occurrence of an Event of Default and during the continuance thereof, Lender may apply, in any amount and in any order as Lender shall determine in Lender's sole discretion, any Funds held by Lender at the time of application (i) to pay rents, taxes, assessments, insurance premiums and Other Impositions which are now or will hereafter become due, or (ii) as a credit against sums secured by this Instrument. Upon payment in full of all sums secured by this Instrument, Lender shall promptly refund to Borrower any Funds held by Lender. It is intended and agreed by Borrower that whenever and however generated, as to any and all Funds now or hereafter held by Lender, Lender shall have a continuing security interest in and/or lien thereon, pursuant to 11 U.S.C. Section 552(b) until application or disposition thereof pursuant to the terms and provisions of the Loan Documents.

     At or prior to the closing of the loan secured by this Instrument, Borrower shall deposit with Lender a sum of money (the "Borrower Tax Deposit") sufficient to cover the amount by which the second installment of 2004 real estate taxes levied on the Property (the "Second Tax Installment") is estimated to exceed the aggregate monthly deposits of tax installments anticipated to be made pursuant to clause (a) of this Section 2 prior to the date such Second Tax Installment is due and payable. The Borrower Tax Deposit shall constitute "Funds" hereunder. At such time that Borrower delivers to Lender evidence satisfactory to Lender of the payment in full of the Second Tax Installment, Lender shall return to Borrower the Borrower Tax Deposit


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(or in the event all or any portion of the Borrower Tax Deposit is required to be utilized to pay the Second Tax Installment, such portion thereof not utilized to pay the Second Tax Installment).

SECTION 3. APPLICATION OF PAYMENTS. Upon the occurrence of an Event of Default and during the continuance thereof, Lender may apply any payments received from or on behalf of Borrower to any of the obligations of Borrower then due under the Loan Documents, in any order determined by Lender.

SECTION 4. CHARGES; LIENS. Borrower shall pay all rents, taxes, assessments, premiums, and Other Impositions attributable to the Property in the manner provided under Section 2 hereof or, if Lender elects not to collect such rents, taxes, assessments, premiums and Other Impositions as provided in Section 2, by Borrower making payment, when due, directly to the payee thereof, or in such other manner as Lender may designate in writing. Borrower shall promptly furnish to Lender all notices of amounts due under this Section, and in the event Borrower shall make payment directly, Borrower shall promptly furnish to Lender receipts evidencing such payments. Except only for the liens and security interests in favor of Lender under this Instrument and the other Loan Documents, which Borrower shall pay and discharge in accordance with the Loan Documents, Borrower shall discharge or bond over any lien encumbering all or any portion of or interest in the Property within sixty (60) days after Borrower receives notice of such lien, irrespective of the priority of the same. Borrower shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property.

SECTION 5. HAZARD INSURANCE. Borrower shall at all times keep (or cause to be kept) the improvements now existing or hereafter erected on the Property insured against all losses, hazards, casualties, liabilities and contingencies as Lender (and, if this Instrument is on a leasehold, the ground lease) shall reasonably require and in such amounts and for such periods as Lender shall reasonably require. Borrower shall purchase and maintain (or cause to be purchased and maintained) policies of insurance with respect to the Property in such amounts and covering such risks as shall be reasonably satisfactory to Lender, including, but not limited to, the following:

     (a) Property damage insurance covering loss or damage to the Property caused by fire, lightning, hail, windstorm, explosion, hurricane (to the extent available), vandalism, o malicious mischief, acts of terrorism, and such losses, hazards, casualties, liabilities and contingencies as are normally and usually covered by fire policies in effect where the Property is located endorsed to include all of the extended coverage perils and other broad form perils, including the standard "all risks" clauses. Such policy shall be in an amount not less than that necessary to comply with any coinsurance percentage stipulated in the policy, but not less than 100% of the full replacement cost of the improvements on the Property (without any deduction for depreciation), and shall contain a replacement cost endorsement. The deductible under such policy, if any, shall not exceed the lesser of ten percent (10%) of the amount of the loan secured hereby or $10,000. Further, if any of the improvements or the use of the Property shall at any time constitute legal nonconforming structures or uses under current zoning ordinances, such policy shall contain an "Ordinance or Law Coverage" or "Enforcement" endorsement providing coverage for demolition, increased cost of construction and inability to rebuild.


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     (b) Broad form boiler and machinery insurance in an amount equal to the lesser of 100% of the full replacement cost of the building (without any deduction for depreciation) in which the boiler or similar vessel is located, or $2,000,000. In addition, Lender may require a rider to such policy to extend such coverage to electrical machinery and equipment, air conditioning, refrigeration, and mechanical objects.

     (c) If the Property is in an area prone to geological phenomena, including, but not limited to, sinkholes, mine subsidence or earthquakes, insurance covering such risks in an amount equal to 100% of the full replacement cost of the improvements on the Property (without any deduction for depreciation), and with a maximum permissible deductible equal to the lesser of $25,000 or 10% of the face value of the policy.

     (d) Flood insurance if the Property is in an area now or hereafter designated by the Federal Emergency Management Agency as a Zone "A" & "V" Special Hazard Area, or such other Special Hazard Area if Lender so requires in its sole discretion. Such policy shall be in an amount equal to 100% of the full replacement cost of the improvements on the Property (without any deduction for depreciation), and shall have a maximum permissible deductible of $3,000.

     (e) Business interruption or rent loss insurance in an amount equal to the gross income or rentals from the Property for an indemnity period of eighteen months, such amount being adjusted annually.

     (f) During any period of reconstruction, renovation or alteration of the Property in excess of 10% of the Note, a complete value, "All Risks" Builders Risk form or "Course of Construction" insurance policy in non-reporting form and in an amount satisfactory to Lender in Lender's reasonable discretion.

     (g) Commercial General Liability insurance covering bodily injury and death in an amount not less than $1,000,000 per occurrence, $2,000,000 in the aggregate and umbrella coverage of $25,000,000, with no deductible. If Lender permits such liability coverage to be written on a blanket basis, then such policy shall provide that the aggregate limit of insurance applies separately to the Property.

     (h) If required by applicable state laws, worker's compensation or employer's liability insurance in accordance with such laws.

     (i) Such other insurance and endorsements, if any, as Lender may reasonably require from time to time, or which are required by the Loan Documents

     Each carrier providing any insurance, or portion thereof, required by this Section shall be licensed to do business in the jurisdiction or jurisdictions in which the Property is located, and shall have a claims paying ability rating of "A" by "S&P", or such equivalent rating by a major rating agency. Borrower shall cause all insurance (except general public liability insurance) carried in accordance with this Section to be payable to Lender as a mortgagee and loss payee and not as a coinsured, and, in the case of all policies of insurance carried by each lessee for the benefit of Borrower, if any, to cause all such policies to be payable to Lender as Lender's interest may appear. All premiums on insurance policies shall be paid, in the manner provided under Section 2 hereof, or in such other manner as Lender may reasonably designate in writing.


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     All insurance policies and renewals thereof (i) shall be in a form reasonably acceptable to Lender, (ii) shall provide for a term of not less than one year, (iii) shall provide by way of endorsement, rider or otherwise that such insurance policy shall not be canceled, endorsed, altered, or reissued to effect a change in coverage unless such insurer shall have first given Lender 30 days prior written notice thereof, (iv) shall include a standard mortgagee clause in favor of Lender and its successors and assigns, and otherwise in form reasonably acceptable to Lender, (v) shall provide for claims to be made on an occurrence basis, except that boiler and machinery coverage may be made on an accident basis, and (vi) shall contain an agreed value clause updated annually (if the amount of coverage under such policy is based upon the replacement cost of the Property). All property damage insurance policies (except for flood and earthquake policies) must automatically reinstate after each loss.

     Lender shall have the right to receive a certified copy of the policy and certificates of insurance, and Borrower shall promptly furnish to Lender all renewal notices and all receipts of paid premiums. At least 30 days prior to the expiration date of a policy, Borrower shall deliver to Lender a renewal policy in form satisfactory to Lender, together with evidence reasonably satisfactory to Lender of payment in full of the annual premium therefor (provided Borrower shall not be required to deliver evidence of payment if Lender has paid such premium directly pursuant to Section 2 hereof). If this Instrument is on a leasehold, Borrower shall furnish Lender a duplicate of all policies, renewal notices, renewal policies and receipts of paid premiums if, by virtue of the ground lease, the originals thereof may not be supplied by Borrower to Lender.

     In the event of loss, Borrower shall give immediate written notice to the insurance carrier and to Lender. After the occurrence of an Event of Default, Borrower hereby authorizes and empowers Lender as attorney-in-fact for Borrower to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Lender's actual expenses incurred in the collection of such proceeds; provided however, that nothing contained in this Section shall require Lender to incur any expense or take any action hereunder. Borrower further authorizes Lender, at Lender's option, (a) to hold the balance of such proceeds to be used to reimburse Borrower for the cost of reconstruction or repair of the Property or
(b) subject to the immediately following paragraph, to apply such proceeds to the payment of the sums secured by this Instrument whether or not then due, in any order (subject, however, to the rights of the lessor under the ground lease if this Instrument is on a leasehold).

     Lender shall not exercise Lender's option to apply insurance proceeds to the payment of the sums secured by this Instrument if all of the following conditions are met: (i) Borrower is not in breach or default of any covenant or agreement of this Instrument, the Note or any other Loan Document (provided Lender will not apply insurance proceeds until all applicable cure periods, if any, have lapsed); (ii) Lender reasonably determines that there will be sufficient funds to restore and repair the Property to the Pre-existing Condition (as hereinafter defined); (iii) Lender agrees in writing that the rental income of the Property, after restoration and repair of the Property to the Pre-existing Condition, will be sufficient to meet all operating costs and other expenses, payments for reserves and loan repayment obligations (including any obligations under any permitted subordinate financing) relating to the Property and maintain a debt service coverage ratio of at least 1.3 to 1.0; (iv) Lender determines that restoration and repair of the Property to the Pre-existing Condition will be completed within one year of the date of the loss


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or casualty to the Property, but in no event later than six months prior to the
Maturity Date; (v) less than 50 percent of the total floor area of the improvements has been damaged, destroyed or rendered unusable as a result of such condemnation or taking; (vi) tenant leases demising in the aggregate at least 50 percent of the total rentable space in the Property and in effect as of the date of the occurrence of such condemnation or taking remain in full force and effect during and after the completion of the restoration and repair of the Property and Borrower furnishes to Lender evidence satisfactory to Lender that Unisys shall continue to operate its business at the Property after completion of such restoration or repair, notwithstanding the occurrence of any such condemnation or taking; and (vii) Lender is reasonably satisfied that the Property can be restored and repaired as nearly as possible to the condition it was in immediately prior to such casualty and in compliance with all applicable zoning, building and other laws and codes (the "Pre-existing Condition"). If Lender elects to make the insurance proceeds available for the restoration and repair of the Property, Borrower agrees that, if at any time during the restoration and repair, the cost of completing such restoration and repair, as determined by Lender, exceeds the undisbursed insurance proceeds, Borrower shall, immediately upon demand by Lender, deposit the amount of such excess with Lender, and Lender shall first disburse such deposit to pay for the costs of such restoration and repair on the same terms and conditions as the insurance proceeds are disbursed.

     If the insurance proceeds are held by Lender to reimburse Borrower for the cost of restoration and repair of the Property, then Borrower shall restore the Property to the equivalent of its original condition or such other condition as Lender may approve in writing (such approval not to be unreasonably withheld), and Borrower shall promptly begin such restoration and at all times thereafter diligently prosecute such restoration to completion. Lender may, at Lender's option, condition disbursement of said proceeds on Lender's approval of such plans and specifications (such approval not to be unreasonably withheld or delayed) of an architect satisfactory to Lender, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen and such other evidence of costs, percentage completion of construction, application of payments; and satisfaction of liens as Lender may reasonably require. If the insurance proceeds are applied to the payment of the sums secured by this Instrument, any such application of proceeds to principal shall not extend or postpone the due dates of the monthly installments due under the Note, under Section 2 hereof, or otherwise under the Loan Documents, or change the amounts of such installments. If the Property is sold at foreclosure or pursuant to power of sale or if Lender acquires title to the Property, Lender shall have all of the right, title and interest of Borrower in and to any insurance policies and unearned premiums thereon and in and to the proceeds resulting from any damage to the Property prior to such sale or acquisition.

SECTION 6. PRESERVATION AND MAINTENANCE OF PROPERTY; LEASEHOLDS. Borrower (a) shall not intentionally commit waste or permit any material impairment or deterioration of the Property, (b) shall not abandon the Property, (c) shall restore or repair (or cause to be restored or repaired pursuant to and in accordance with the terms of the Unisys Lease) promptly and in a good and workmanlike manner all or any part of the Property to the equivalent of its original condition, or such other condition as Lender may reasonably approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair, (d) shall keep (or cause to be kept pursuant to and in accordance with the terms of the Unisys Lease) the Property,


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including improvements, fixtures, equipment, machinery and appliances thereon in good repair and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good repair, (e) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property, (f) shall provide for management of the Property by a property manager approved by Lender, and (g) shall give notice in writing to Lender of and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect the Property, the security of this Instrument or the rights or powers of Lender. Neither Borrower nor any tenant or other person shall remove, demolish or alter any improvement now existing or hereafter erected on the Property or any fixture, equipment, machinery or appliance in or on the Property except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind or unless permitted pursuant to the Unisys Lease or a lease approved by Lender.

SECTION 7. USE OF PROPERTY. Unless required by applicable law or unless Lender has otherwise agreed in writing, Borrower shall not allow changes in the use for which all or any part of the Property was intended at the time this Instrument was executed. Borrower shall not subdivide the Property or initiate or acquiesce in a change in the zoning classification of the Property without Lender's prior written consent.

SECTION 8. PROTECTION OF LENDER'S SECURITY. After the occurrence of an Event of Default, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of Lender therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, Lender at Lender's option may make such appearances, disburse such sums and take such action as Lender deems reasonably necessary to protect Lender's interest (subject to the terms of the Unisys Lease), including, but not limited to, (i) disbursement of reasonable attorney's fees, (ii) entry upon the Property to make material repairs, (iii) procurement of satisfactory insurance as provided herein, (iv) the payment of any taxes and/or assessments levied against the Property and then due and payable, and (v) payment of any other amounts contemplated in any of the Loan Documents. Any amounts disbursed by Lender pursuant to this Section, with interest thereon, shall become additional indebtedness of Borrower secured by this Instrument. Unless Borrower and Lender agree to other terms of payment, such amounts shall be immediately due and payable upon demand and shall bear interest from the date of disbursement at the rate then applicable to principal under the Note unless collection from Borrower of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law. Nothing contained in this Section or elsewhere in any of the Loan Documents shall require Lender to incur any expense or take any action hereunder.

SECTION 9. INSPECTION. Upon notice to Borrower, Lender may make or cause to be made reasonable entries upon and inspections of the Property, including, but not limited to phase I and/or phase II environmental audits and inspections; provided Lender shall only conduct invasive testing, such as soil borings, if
(x) Lender has been advised by a third-party consultant that the Property may not be in compliance with environmental laws or laws relating to hazardous material or (y) an environmental audit deems further testing necessary.

SECTION 10. BOOKS AND RECORDS. Borrower shall keep and maintain at all times at Borrower's address stated herein, or such other place as Lender may reasonably approve in writing, complete and accurate books of accounts and records adequate to reflect correctly the results of the operation of the Property and copies of all written contracts, leases and other instruments which affect the Property. Such books, records, contracts, leases and other instruments shall be subject to examination and inspection at any reasonable time by Lender.

     Upon request from Lender from time to time, Borrower shall promptly (and in any event within ten (10) business days of Lender's request) deliver to Lender financial statements as of the end of the then-prior month for (i) such then-prior month, (ii) the year to date, and (iii) the 12 month period ending with such then-prior month, provided Borrower's obligation to provide such reports shall cease on the later to occur of the date when Lender sells its entire interest in the Loan Documents, or the 13th full calendar month following the date hereof. Thereafter, on or before the 30th day after the end of each three-month fiscal quarter of Borrower (which may include months for which reports shall have been submitted as required above), Borrower shall deliver to Lender financial statements for such quarter. Each set of such financial statements (i) shall consist of not less than a balance sheet for Borrower, a statement of income and expenses of the Property and a statement of changes in financial position, (ii) shall be in detail reasonably satisfactory to Lender and (iii) shall bear a certification in form and substance satisfactory to Lender to the effect that the applicable statements are true, complete, and accurate and do not omit to state any material information, and such certification shall be duly signed by a principal of Borrower. In addition, Borrower shall deliver to Lender audited Financial Statements for each year end, on or before the 90th day after the end of each year. All of such financial statements shall provide information for the applicable month or quarter and on a year-to-date basis (and at the end of the fourth quarter, for the year).

     Borrower shall furnish, together with the foregoing financial statements and at any other time upon Lender's reasonable request, a rent schedule for the Property, certified by Borrower, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable and the rent paid.

     Borrower shall prepare and submit to Lender, no later than forty-five (45) days prior to the end of each calendar year, a proposed pro forma budget for the Property for the succeeding calendar year (the "Annual Budget") for approval by Lender (such approval not to be unreasonably withheld or delayed), and, promptly after preparation thereof, any revisions to such Annual Budget. Lender shall approve such Annual Budget no later than fifteen (15) days prior to the commencement of the subject calendar year (each Annual Budget approved by Lender is referred to herein as the "Approved Annual Budget"). The Annual Budget shall consist of (i) an operating expense budget showing, on a month-by-month basis, in reasonable detail, each line item of Borrower's anticipated operating income and operating expenses (on an accrual basis), including amounts required to establish, maintain and/or increase any monthly payments required hereunder, and
(ii) a capital expense budget showing, on a month-by-month basis, in reasonable detail, each line item of anticipated capital expenses. Until such time that any Annual Budget has been approved by Lender, the prior Approved Annual Budget shall apply for all purposes hereunder (with such adjustments as reasonably determined by Lender (including increases for any non-discretionary expenses)).

     In addition to the above delivery of financial statements and rent schedule, Borrower shall deliver to Lender updated versions of such financial statements at any other time upon Lender's request, including monthly balance sheets and monthly statements of income and expenses of the Property. Further, Borrower shall provide to Lender, as soon as the same are available to Borrower, all financial statements and sales reports received from any tenant at the Property.

SECTION 11. CONDEMNATION. Borrower shall promptly notify Lender of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, and Borrower shall appear in and prosecute any such action or proceeding unless otherwise directed by Lender in writing. Borrower authorizes Lender, at Lender's option, as attorney-in-fact for Borrower, to commence, appear in and prosecute, in Lender's or Borrower's name, any action or proceeding relating to any condemnation or other taking of the Property, whether direct or indirect, and to settle or compromise any claim in connection with such condemnation or other taking. The proceeds of any award, payment or claim for damages, direct or consequential, in connection with any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to and shall be paid to Lender subject, if this Instrument is on a leasehold, to the rights of lessor under the ground lease.

     Borrower authorizes Lender to apply such awards, payments, proceeds or damages, after the deduction of Lender's expenses incurred in the collection of such amounts, at Lender's option, to restoration or repair of the Property or to payment of the sums secured by tins Instrument, whether or not then due, in the order determined by Lender, with the balance, if any, to Borrower. Unless Borrower and Lender otherwise agree in writing, any application of proceeds to principal shall not extend or postpone the due date of the monthly installments due hereunder or under any of the Loan Documents or change the amount of such installments. Borrower agrees to execute such further evidence of assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or taking as Lender may require.

     Lender shall not exercise Lender's option to apply condemnation proceeds to the payment of the sums secured by this Instrument if all of the following conditions are met: (i) the cost of restoration will not exceed fifteen percent (15%) of the amount of the Loan; (ii) Borrower is not in breach or default of any covenant or agreement of this Instrument, the Note or any other Loan Document; (iii) Lender reasonably determines that there will be sufficient funds to restore and repair the Property to the Pre-existing Condition; (iv) Lender agrees in writing that the rental income of the Property, after restoration and repair of the Property to the Pre-existing Condition, will be sufficient to meet all operating costs and other expenses, payments for reserves and loan repayment obligations (including any obligations under any permitted subordinate financing actually in place) relating to the Property and maintain a debt service coverage ratio of at least 1.3 to 1.0; (v) Lender determines that restoration and repair of the Property to the Pre-existing Condition will be completed within one year of the date of the loss or casualty to the Property, but in no event later than six months prior to the Maturity Date; (vi) less than 50 percent of the total floor area of the improvements has been damaged, destroyed or rendered unusable as a result of such condemnation or taking; (vii) tenant leases demising in the aggregate at least 50 percent of the total rentable space in the Property and in effect as of the date of the occurrence of such condemnation or taking remain in full force and effect during and after the completion of the restoration and repair of the Property and Borrower furnishes to Lender evidence satisfactory to Lender that Unisys shall continue to operate its business at the Property after completion of such restoration or repair, notwithstanding the occurrence of any such condemnation or taking; and (viii) Lender is reasonably satisfied that the Property can be restored and repaired to the Pre-existing Condition. If Lender elects to make the condemnation proceeds available for the restoration and repair of the Property, Borrower agrees that, if at any time during the restoration and repair, the cost of completing such restoration and repair, as determined by Lender, exceeds the undisbursed condemnation proceeds, Borrower shall, immediately upon demand by Lender, deposit the amount of such excess with Lender, and Lender shall first disburse such deposit to pay for the costs of such restoration and repair on the same terms and conditions as the condemnation proceeds are disbursed.

     If the condemnation proceeds are held by Lender to reimburse Borrower for the cost of restoration and repair of the Property, then Borrower shall restore the Property to the equivalent of its original condition or such other condition as Lender may approve in writing, and Borrower shall promptly begin such restoration and at all times thereafter diligently prosecute such restoration to completion. Lender may, at Lender's option, condition disbursement of said proceeds on Lender's approval of such plans and specifications (such approval not to be unreasonably withheld or delayed) of an architect satisfactory to Lender, contractor's cost estimates, architect's certificates, waivers of liens (which may be conditioned upon payment), sworn statements of mechanics and materialmen and such other evidence of costs, percentage completion of construction, application of payments; and satisfaction of liens as Lender may reasonably require. If the condemnation proceeds are applied to the payment of the sums secured by this Instrument, any such application of proceeds to principal shall not extend or postpone the due dates of the monthly installments due under the Note, under Section 2 hereof, or otherwise under the Loan Documents, or change the amounts of such installments. If the Property is sold at foreclosure or pursuant to power of sale or if Lender acquires title to the Property, Lender shall have all of the right, title and interest of Borrower in and to any awards and proceeds resulting from any condemnation or taking of the Property prior to such sale or acquisition.

SECTION 12. BORROWER AND LIEN NOT RELEASED. From time to time, Lender may, at Lender's option, without giving notice to or obtaining the consent of Borrower, Borrower's successors or assigns or of any junior lienholder or guarantors, without liability on Lender's part and notwithstanding Borrower's breach of any covenant or agreement of Borrower in this Instrument, extend the time for payment of said indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of said indebtedness, accept a renewal note or notes therefor, modify the terms and time of payment of said indebtedness, release from the lien of this Instrument any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plan of the Property, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with Borrower to modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable thereunder. Except for the specific provision being modified, and only to the extent of such modification, any actions taken by Lender pursuant to the terms of this Section shall not affect the obligation of Borrower or Borrower's successors or assigns to pay the sums secured by this Instrument and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the indebtedness secured hereby, and shall not affect the lien or priority of lien hereof on the Property. Borrower shall pay Lender the actual out of pocket costs together with such title insurance premiums, if any, and reasonable attorney's fees as may be incurred at Lender's option, for any such action if taken at Borrower's request.

SECTION 13. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Instrument is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Collateral which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Borrower hereby grants Lender a security interest in said items. Borrower agrees that Lender may file this Instrument, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of the Collateral. For use of the Instrument as a financing statement under the Uniform Commercial Code, the Borrower shall be the "Debtor" and Lender shall be the "Secured Party", and each shall use those addresses set forth in the introduction to this Instrument. Any reproduction of this Instrument or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to Lender, upon Lender's request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Instrument in such form as Lender may require to perfect a security interest with respect to said items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable actual costs and expenses of any record searches for financing statements Lender may reasonably require. Without the prior written consent of Lender, Borrower shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in said items, including replacements and additions thereto. Upon Borrower's breach of any covenant or agreement of Borrower contained in this Instrument, including the covenants to pay when due all sums secured by this Instrument, Lender shall have the remedies of a secured party under the Uniform Commercial Code and, at Lender's option, may also invoke the remedies provided herein or in any of the Loan Documents, or pursuant to any applicable law as to such items. In exercising any of said remedies, Lender may proceed against the items of real property and any items of personal property specified above as part of the Collateral separately or together and in any order whatsoever, without in any way affecting the availability of Lender's remedies under the Uniform Commercial Code or of the remedies provided herein or in any of the Loan Documents.

SECTION 14. LEASES OF THE PROPERTY. As used herein, "lease" shall mean "sublease" if this Instrument is on a leasehold. Borrower shall comply with and observe Borrower's obligations as landlord under all leases of the Property or any part thereof. Borrower will not lease any portion of the Property for any use contrary to the existing character of the Property except with the prior written approval of Lender. In the event that Unisys vacates all or a portion of the Property at the end of the term of the Unisys Lease, Borrower may execute or modify, without Lender's prior written consent, any new lease of such space at the Property vacated by Unisys at the end of the term of the Unisys Lease which affects less than 20,000 square feet (an "Exempt Lease") provided such lease:

          (i) has a term which commences no earlier than the day following the day on which the term of the Unisys Lease expires (with respect to the space demised by such lease);

          (ii) is on a standard lease form pre-approved by Lender;

          (iii) is at a net effective rent (after taking into account any free rent, construction allowances or other concessions granted by landlord) no less than the fair market rent then prevailing for similar properties and leases in the market area;

          (iv) contains rent or other concessions which are customary and reasonable for similar properties and leases in the market area;

          (v) represents a bona fide arm's length transaction;

          (vi) does not permit any use which would violate any provision of any existing lease or is otherwise inconsistent with the uses and quality of existing tenants;

          (vii) is provided to Lender within ten days after execution;

          (viii) as modified or amended does not become a lease which fails to satisfy the criteria for an Exempt Lease pursuant to this Section;

          (ix) as modified or amended does not materially modify the financial terms of Borrower's standard form of lease or materially reduce the rights and remedies of Borrower or Lender under said standard lease;

          (x) is subordinate by its terms to this Instrument (or is made subordinate by the terms of Lender's standard form of Subordination, Non-Disturbance and Attornment Agreement, which form will be provided to Borrower ("Approved SNDA"); provides that the tenant thereunder is required to attorn to Lender, such attornment to be effective upon Lender's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as Lender may from time to time request; that the attornment of the tenant shall not be terminated by foreclosure; that in no event shall Lender, as holder of this Instrument or as successor landlord, be liable to the tenant for any act or omission of any prior landlord or for any liability or obligation of any prior landlord occurring prior to the date that Lender or any subsequent owner acquire title to the Property; and that, if tenant does not sign an Approved SNDA, Lender may, at Lender's option, accept or reject such attornment.

     Borrower shall be required to obtain Lender's consent, which shall not be unreasonably withheld, for the creation of any lease and subleases at the Property other than an Exempt Lease. The request for approval of each proposed lease shall be made to Lender in writing and Borrower shall furnish to Lender (and any loan servicer specified from time to time by Lender): (i) such biographical and financial information about the proposed tenant as Lender may require in conjunction with its review, (ii) a copy of the proposed form of lease, and (iii) a summary of the material terms of such proposed lease (including, without limitation, rental terms and the term of the proposed lease and any options). Notwithstanding the foregoing, Borrower may, without the consent of Lender, enter into an extension of the Unisys Lease on terms no less favorable to the landlord thereunder than the existing terms, provided (a) the term of the Unisys Lease is extended to a date at least three (3) years after the Maturity Date (as defined in the Note) and (b) at least ten (10) business days prior to execution of such extension Borrower furnishes to Lender a copy of the proposed extension agreement and a summary of the material terms of such proposed extension (including, without limitation, rental terms and the term of the proposed extension and any options). Within fifteen (15) days of Lender's receipt from Borrower of a request for approval for a proposed lease together with all other information required to be delivered therewith, Lender shall inform Borrower whether Lender has approved or rejected such proposed lease. If Lender fails to respond within such 15-day period and such failure continues for five (5) days after Borrower delivers to Lender a reminder notice (which reminder notice may not be delivered by Borrower until such 15-day period has lapsed) which states in bold, capitalized type on the first page thereof that "IF LENDER FAILS TO RESPOND WITHIN FIVE (5) DAYS, LENDER SHALL BE DEEMED TO HAVE APPROVED THE PROPOSED LEASE DESCRIBED HEREIN", then Lender shall be deemed to have approved such proposed lease.

     As to all leases other than Exempt Leases, Borrower shall not without the prior written consent of Lender, (i) cancel, amend or modify any such lease,
(ii) approve any assignment, sublease or underlease of any such lease, or (iii) cancel or modify any guaranty, or release any security deposit or letter of credit constituting security pertaining to any such lease.

     Borrower shall promptly send Lender copies of any notices of default received from the tenant under any lease; and will enforce (short of terminating such lease) the performance by the tenant of the tenant's obligations under any lease.

     Except for security deposits, whether an Exempt Lease or otherwise, no lease shall provide for payment of rent more than one month in advance, and Borrower shall not under any circumstances collect any such rent more than one month in advance.

     Borrower, at Lender's request, shall furnish Lender with executed copies of all leases hereafter made of all or any part of the Property, and all leases hereafter entered into will be in form and substance subject to the approval of Lender (such approval not to be unreasonably withheld or delayed). All leases of the Property entered into after the date hereof, or with respect to such leases a separate agreement in recordable form and substance reasonably satisfactory to Lender, shall specifically provide that such leases are subordinate to this Instrument; that the tenant attorns to Lender, such attainment to be effective upon Lender's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as Lender may from time to time reasonably request; that the attornment of the tenant shall not be terminated by foreclosure; that in no event shall Lender, as holder of this Instrument or as successor landlord, be liable to the tenant for any act or omission of any prior landlord or for any liability or obligation of any prior landlord occurring prior to the date that Lender or any subsequent owner acquire title to the Property; and that Lender may, at Lender's option, accept or reject such attornment. Except as otherwise provided in this Section, Borrower shall not, without Lender's written consent, execute, modify, surrender or terminate, either orally or in writing, any lease now existing or hereafter made of all or any part of the Property, permit an assignment or sublease of a lease without Lender's written consent, or request or consent to the subordination of any lease of all or any part of the Property to any lien subordinate to this Instrument.

     Upon Lender's request, Borrower shall absolutely assign to Lender, by written instrument satisfactory to Lender, all leases now existing or hereafter made of all or any part of the Property and all security deposits made by tenants in connection with such leases of the Property. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, Borrower shall have the revocable right and revocable license to occupy the Property as landlord or otherwise and to collect, use and enjoy the rents, issues and profits and other sums payable under and by virtue of any lease (but only as the same become due under the provisions of such lease) and to enforce the covenants of the leases; provided that after any such Event of Default, any amounts collected by Borrower shall be held by Borrower in trust for the benefit of Lender for use in the payment of all sums due under the Loan Documents.

SECTION 15. TRANSFERS OF THE PROPERTY OR BENEFICIAL INTERESTS IN BORROWER.

     (a) Except as provided in paragraph (c) of this Section or in Section 32 of this Instrument, Borrower shall not cause or suffer to occur any sale or transfer of (i) all or any part of the Property, or any interest therein, or
(ii) beneficial interests in Borrower (if Borrower is not a natural person or persons but is a corporation, partnership, trust or other legal entity).

     (b) For purposes of this Section, a sale or transfer of a beneficial interest in Borrower shall be deemed to include, but is not limited to:

          (i) if Borrower or any general partner of Borrower is a corporation, the voluntary or involuntary sale, conveyance, transfer or pledge of a majority of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation) by operation of law or otherwise, or the creation or issuance of new stock by which an aggregate of more than 49% of such corporation's stock shall be vested in a party or parties who are not now stockholders;

          (ii) if Borrower or any general partner is a limited liability company, (a) the change, removal or resignation of a managing member, or
     (b) the voluntary or involuntary sale, conveyance, transfer or pledge (whether by operation of law or otherwise) of a majority of such limited liability company's membership interests (whether in number or voting power) or the stock of any corporation directly or indirectly controlling such limited liability company, or (c) the creation or issuance of new membership interests by which an aggregate of more than 49% of such limited liability company's interests (whether in number or voting power) shall be vested in a party or parties who are not now members;

          (iii) if Borrower, or any general partner of Borrower, is a limited or general partnership, the change, removal or resignation of a general partner or managing partner or the transfer or pledge of the partnership interest of any general partner or managing partner or any profits or proceeds relating to such partnership interest;

          (iv) if Borrower is a limited partnership, the transfer or pledge of a majority of the limited partnership interests which in the aggregate constitute more than a 49% interest in Borrower, or any profits or proceeds relating to such limited partnership interests.

     (c) Notwithstanding the foregoing, the following shall not be deemed a violation of this Section:

          (i) a transfer of less than a 49% interest in Borrower, or any partner, shareholder or member of Borrower, by devise, descent or by operation of law upon the death of a partner, member or stockholder of Borrower;

          (ii) a transfer of a limited partner, shareholder or non-managing member interest in Borrower for estate planning purposes to an immediate family member of such limited partner, shareholder or member, or a trust for the benefit of an immediate family member;

          (iii) a transfer of a general partner or managing member interest in Borrower for estate planning purposes to an immediate family member of such partner or member, or a trust for the benefit of an immediate family member, subject to obtaining Lender's prior written consent, which consent shall not be unreasonably withheld subject to the criteria set forth in Subsection (b) of Section 32 of this Instrument; or

          (iv) a transfer of all or any part of the Property, or any interest therein, or beneficial interests in Borrower to any "Fortress Affiliate" (as defined herein), provided Borrower shall comply with the provisions of
     Section 32 in connection with a transfer of all or any part of the Property. As used herein, a "Fortress Affiliate" means an entity (a) in which at least 51% of the ownership interests of such entity are owned, directly or indirectly, by Fortress Investment Group, (b) which is controlled by Fortress Investment Group and (c) of which the day-to-day business affairs are managed, directly or indirectly, by Fortress Investment Group.

SECTION 16. FURTHER ENCUMBRANCES. Except only for the liens and security interests in favor of Lender under this Instrument and the other Loan Documents, without Lender's prior written consent, which Lender may withhold in its sole discretion, Borrower shall not execute, cause, allow or suffer any mortgage, deed of trust, deed to secure debt, assignment of leases or rents, statutory lien or other lien (unless Borrower is, in good faith, contesting any such lien, in which case Borrower shall, in accordance with Section 4 hereof, discharge or bond over any such lien within sixty (60) days after Borrower receives notice of such lien), irrespective of its priority, to encumber all or any portion of the Property or the leases, rents or profits thereof, or any interest in any of the foregoing.

SECTION 17. GENERAL INDEMNITY. In addition to any other indemnification obligation set forth elsewhere in the Loan Documents, Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Lender and its shareholders, directors, officers, agents, employees, contractors, attorneys, servicers, and successors and assigns (the "Indemnified Parties") from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value (provided that, with respect to diminutions in value, Borrower shall not be liable to Lender for an amount in excess of the sum of (i) the principal amount of the Note, plus (ii) interest on the indebtedness evidenced by the Note plus (iii) all other sums payable to Lender under the Loan Documents), punitive damages incurred by Lender payable to third parties (other than punitive damages arising as a direct result of Lender's actions), fines, penalties, charges, fees, expenses, judgments, awards or amounts paid in settlement, of whatever kind or nature (including, but not limited to reasonable attorneys' fees and other costs of defense) (the "Losses") imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following (but excluding Losses arising out of the Indemnified Parties' gross negligence or willful misconduct): (a) ownership of this Instrument or any of the Loan Documents, or ownership of the Property or any interest therein, or demand for or receipt of any Rents; (b) any amendment to, or restructuring of, any of the Loan Documents or the obligations evidenced or secured thereby; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of any of the Loan Documents, whether or not suit is filed in connection with same, or in connection with Borrower, any guarantor or indemnitor and/or any member, partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways;
(f) any failure on the part of Borrower to perform or be in compliance with any of the terms of any of the Loan Documents; (g) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (h) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Instrument is made; (i) any failure of the Property to be in compliance with any applicable laws; (j) the enforcement by any Indemnified Party of the provisions of this Section; (k) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (l) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the loan evidenced by the Note; or (m) any misrepresentation made by Borrower in any of the Loan Documents. Any amounts payable to any of the Indemnified Parties by reason of the application of this Section shall become immediately due and payable upon demand and shall bear interest at rate then applicable to principal outstanding under the Note.

SECTION 18. ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION. As part of the consideration for the indebtedness evidenced by the Note, Borrower hereby presently, absolutely and unconditionally assigns and transfers to Lender all the rents and revenues of the Property, including those now due, past due, or to become due by virtue of any lease or other agreement for the occupancy or use of all or any part of the Property, regardless of to whom the rents and revenues of the Property are payable. Borrower hereby authorizes Lender or Lender's agents to collect the aforesaid rents and revenues and hereby directs each tenant of the Property to pay such rents to Lender or Lender's agents; provided, however, that prior to written notice given by Lender to Borrower of an Event of Default, Borrower shall collect and receive all rents and revenues of the Property as trustee for the benefit of Lender and Borrower, to apply the rents and revenues so collected to the sums secured by this Instrument as required by this Instrument, so long as no such Event of Default has occurred and is continuing, to the account of Borrower, it being intended by Borrower and Lender that this assignment of rents constitutes an absolute assignment and not an assignment for additional security only. Upon delivery of written notice by Lender to Borrower of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining full control of the Property in person, by agent or by a court-appointed receiver, Borrower's license to collect the rents and revenues shall immediately cease and terminate, and Lender shall immediately be entitled to possession of all rents and revenues of the Property as specified in this Section as the same become due and payable, including, but not limited to, rents then due and unpaid, and all such rents shall immediately upon delivery of such notice be held by Borrower as trustee for the benefit of Lender only; provided, however, that the written notice by Lender to Borrower of the breach by Borrower shall contain a statement that Lender exercises its rights to such rents. Borrower agrees that commencing upon delivery of such written notice of Borrower's Event of Default by Lender to Borrower, each tenant of the Property shall make such rents payable to and pay such rents to Lender or Lender's agents on Lender's written demand to any tenant therefor, delivered to such tenant personally, by mail or by delivering such demand to the tenant at its location in the Property, without any liability on the part of said tenant to inquire further as to the existence of a default by Borrower. At such time, if any, that such Event of Default is waived by Lender, Borrower's license to collect rents shall be reinstated.

     Borrower hereby covenants that Borrower has not executed any prior assignment of said rents, that Borrower has not performed, and will not perform, any acts or has not executed, and will not execute, any instrument which would prevent Lender from exercising its rights under this Section, and that at the time of execution of this Instrument there has been no prepayment of any of the rents of the Property for more than one month prior to the due dates of such rents. Borrower covenants that Borrower will not hereafter collect or accept payment of any rents of the Property more than one month prior to the due dates of such rents. Borrower further covenants that Borrower will execute and deliver to Lender such further assignments of rents and revenues of the Property as Lender may from time to time reasonably request.

     Borrower agrees that upon or at any time after (i) the occurrence of an Event of Default hereunder, under the Note or any other Loan Document and during the continuation thereof, or (ii) the first publication of notice of sale for the foreclosure of this Instrument pursuant to Minnesota Statutes, Chapter 580, or (iii) the commencement of an action to foreclose this Instrument pursuant to Minnesota Statutes, Chapter 581, or (iv) the commencement of any period of redemption after foreclosure of this Instrument, Lender shall, in any such event, and at any such time, upon application to the District Court in the county where the Property or any part thereof is located, by an action separate from the foreclosure under Chapter 580, in the foreclosure action under Chapter 581 or by independent action (it being understood and agreed that the existence of a foreclosure under Chapter 580 or a foreclosure action under Chapter 581 is not a prerequisite to any action for a receiver hereunder), be entitled to the appointment of a receiver for the rents, issues, profits and all other income of every kind which shall accrue and be owing for the use or occupation of the Property or any part thereof, whether before or after foreclosure, or during the full statutory period of redemption, if any, upon a showing that Borrower has breached any covenant contained in this Instrument, the Note or the Loan Agreement, including, without limitation, any covenant relating to any of the following:

     (1) Repayment of tenant security deposits, with interest thereon, as required by Minnesota Statutes, Section 504B.178, if applicable;

     (2) Payment when due of prior or current real estate taxes or special assessments with respect to the Property, or the periodic escrow for payment of the same;

     (3) Payment when due of premiums for insurance of the types required hereby, or the periodic escrow for payment of the same; or

     (4) Keeping of the covenants required of a lessor or licensor pursuant to Minnesota Statutes, Section 504B.161, Subdivision 1, if applicable.

Lender shall be entitled to the appointment of a receiver without regard to waste, adequacy of the security or solvency of Borrower. The court shall determine the amount of the bond to be posted by the receiver. The Lender or the receiver, who shall be an experienced property manager, shall collect (until the indebtedness secured hereby is paid in full and, in the case of a foreclosure sale, during the entire redemption period, if any) the rents, issues, profits and all other income of any kind from the Property, manage the Property so as to prevent waste, execute leases within or beyond the period of the receivership, if approved by the court, and apply all rents, issues, profits and other income collected by him in the following order:

     (a) to payment of all reasonable fees of the receiver, if any, approved by the court;

     (b) to the items listed in clauses (1) through (4) above (to the extent applicable) in the priority as numbered;

     (c) to expenses for normal maintenance, operation and management of the Property, including but not limited to Lender's out-of-pocket costs and all other costs and expenses which Lender is entitled to pay or incur pursuant to the Assignment; and

     (d) the balance to Lender to be credited, prior to commencement of foreclosure, against the indebtedness secured hereby, in such order as Lender may elect, or to be credited, after commencement of foreclosure, to the amount required to be paid to effect a reinstatement prior to foreclosure sale, or to be credited, after a foreclosure sale, at the option of Lender, at its sole discretion, to any deficiency or to the amount required to be paid to effect a redemption, pursuant to Minnesota Statutes, Sections 580.30, 580.23, 581.10, 582.032, 582.32, or their successors, as the case may be, with any excess to be paid to Borrower; provided, however, that if this Instrument is not reinstated nor the Property redeemed, as and during the times provided by said Sections 580.30, 580.23, 581.10, 582.032 or
          582.32 or their successors, the entire amount received pursuant hereto, after deducting therefrom the amounts applied by Lender to any deficiency, shall be the property of the purchaser of the Property at the foreclosure sale, together with all or any part of the Property acquired through foreclosure.

     The receiver shall file periodic accountings as the court determines are necessary and a final accounting at the time of his discharge. Lender shall have the right, at any time and without limitation, as provided in Minnesota Statutes, Section 582.03, to advance money to the receiver to pay any part or all of the expenses which the receiver should otherwise pay, if cash were available from the Property, and all sums so advanced, with interest at a rate per annum of five percent (5.00%) in excess of the rate provided in the first paragraph of the Note (the "Default Rate"), shall be a part of the sum required to be paid to redeem from any foreclosure sale. Said sums shall be proved by the affidavit of Lender, its agent or attorney, describing the expenses for which the same were advanced and describing the Property, which must be filed for record in the office where this Instrument is recorded, and a copy thereof shall be furnished to the sheriff and the receiver at least ten (10) days before the expiration of any period of redemption. Until fully paid, the amounts required to be paid to effect a redemption shall continue to accrue interest at the Default Rate.

     The costs and expenses (including any receiver's fees and attorney's fees) incurred by Lender pursuant to the powers herein contained shall be immediately reimbursed by Borrower to Lender on demand, shall be secured hereby and shall bear interest from the date incurred at the Default Rate. Lender shall not be liable to account to Borrower for any action taken pursuant hereto, other than to account for any rents actually received by Lender.

     Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Property by reason of anything done or left undone by Lender under this Section unless such liability arises as a direct result of the gross negligence or willful misconduct of Lender.

     If the rents of the Property are not sufficient to meet the actual costs, if any, of taking control of and managing the Property and collecting the rents, any actual funds expended by Lender for such purposes shall become indebtedness of Borrower to Lender secured by this Instrument pursuant to Section 8 hereof. Unless Lender and Borrower agree in writing to other terms of payment, such amounts shall be payable upon notice from Lender to Borrower requesting payment thereof and shall bear interest from the date of disbursement at the rate stated in the Note unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law.

     Any entering upon and taking and maintaining of control of the Property by Lender or the receiver and any application of rents as provided herein shall not cure or waive any default hereunder or invalidate any other right or remedy of Lender under applicable law or provided herein. This assignment of rents of the Property shall terminate at such time as this Instrument ceases to secure indebtedness held by Lender.

SECTION 19. DEFAULTS; ACCELERATION; REMEDIES.

Each of the following shall constitute an "Event of Default" under this
Instrument:

     (a) Any failure of Borrower to pay any money as and when due under the Note or under any of the other Loan Documents;

     (b) Any breach of Sections 5, 15, 16, or 29 of this Instrument, or the Environmental Indemnity Agreement;

     (c) Other than as specified in items (a) or (b) above, any breach of any covenant, representation, warranty, or other obligation of Borrower or any guarantor or indemnitor under the Note, this Instrument, or any of the other Loan Documents, which breach is not completely cured on or before the 30th day after notice of the same from Lender to Borrower; provided however that if the default is capable of cure but with diligence cannot be cured within such period of 30 days, and if Borrower shall have given Lender evidence satisfactory to Lender that Borrower has commenced the cure within such 30-day period and at all times after such commencement has pursued such cure diligently, then such period shall be extended for so long as is reasonably necessary, but in no event beyond the 90th day after the original notice of default.

     If Lender shall have the right to exercise any of its remedies by reason of any default as to which there is no grace period or by reason of expiration of any grace period without cure of any applicable default, then there shall be no requirement of notice and time to cure for any other or subsequent default.

     Upon the occurrence and during the continuance of any Event of Default, Lender may, at Lender's option, declare all of the sums secured by this Instrument to be immediately due and payable without further demand, and may exercise any and all remedies permitted hereunder, under any of the Loan Documents, or pursuant to applicable law. Without limitation of the foregoing, Lender is hereby granted a power of sale and may invoke the power of sale granted herein. Borrower acknowledges that the power of sale herein granted may be exercised by Lender without prior judicial hearing. Borrower has the right to bring an action to assert the non-existence of a breach or any other defense of Borrower to acceleration and sale. Lender shall be entitled to collect from Borrower all actual costs and expenses incurred in pursuing such remedies, including, but not limited to, reasonable attorney's fees and costs of environmental reports, appraisals, documentary evidence, abstracts, and title reports.

     Without limiting the generality of the foregoing, Lender may, upon compliance by Lender of any requirements of applicable law:

          (i) enter and take possession of the Property or any part thereof, exclude Borrower and all persons claiming under Borrower wholly or partly therefrom, and operate, use, manage and control the same, or cause the same to be operated by a person selected by Lender, and upon such entry, from time to time, at the expense of Borrower and of the Property, make all such repairs, replacements, alterations, additions or improvements thereto as Lender may deem proper, and collect and receive the rents, revenues, issues, profits, royalties, income and be authorized to incur under the provisions of this Instrument and applicable law, the remainder to be applied to the payment, performance and discharge of the obligations secured by this Instrument in such order as Lender may determine until the same have been paid in full;

          (ii) institute an action for the foreclosure of this Instrument and the sale of the Property pursuant to the judgment or decree of a court of competent jurisdiction;

          (iii) foreclose this Instrument by action or advertisement, pursuant to the statutes of the State of Minnesota in which case made and provided, power being expressly granted to sell the Property at public auction and convey the same to the purchaser in fee simple and, out of the proceeds arising from such sale, to pay all indebtedness secured hereby with interest, and all legal costs and charges of such foreclosure and the maximum attorneys fees permitted by law, which costs, charges and fees the Borrower agrees to pay;

          (iv) take all steps to protect and enforce the rights of Lender under this Instrument by suit for specific performance of any covenant herein contained, or in aid of the execution of any power herein granted or for the enforcement of any other rights; and/or

          (v) exercise any or all of the rights and remedies available to a secured party under the Uniform Commercial Code, including the right to (A) enter the Property and take possession of the Collateral without demand or notice and without prior judicial hearing or legal proceedings, which Borrower hereby expressly waives, (B) require Borrower to assemble the Collateral, or any portion thereof, and make it available to Lender at a place or places designated by Lender and reasonably convenient to both parties and (C) sell all or any portion of the Collateral at public or private sale, without prior notice to Borrower except as otherwise required by law (and if notice is required by law, after ten days' prior written notice), at such place or places and at such time or times and in such manner and upon such terms, whether for cash or on credit, as Lender in its sole discretion may determine. As to any property subject to Article 9 of the Uniform Commercial Code included in the Property, Lender may proceed under the Uniform Commercial Code or proceed as to both the real property and personal property in accordance with the provisions of this Instrument and the rights and remedies that Lender may have at law or in equity, in respect of the Property, and treat both the real property and personal property included in the Property as one parcel or package of security. Borrower shall have the burden of proving that any sale pursuant to this Section or pursuant to the Uniform Commercial Code was conducted in a commercially unreasonable manner.

     Any deed delivered to the purchaser at any sale pursuant hereto may be without any covenant or warranty, expressed or implied. The recitals in the deed shall be prima facie evidence of the truth of the statements made therein. The proceeds of any sale made either under the power of sale hereby given or under a judgment, order or decree made in any action to foreclose or to enforce this Instrument shall be applied in the following order: (a) to all actual costs and expenses of the sale, including, but not limited to, fees for any foreclosure services, reasonable attorney's fees and costs of title evidence; (b) to all sums secured by this Instrument in such order as Lender, in Lender's sole discretion, directs; and (c) the excess, if any, to the person or persons legally entitled thereto.

     Borrower shall not at any time (a) insist upon, plead or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law or (b) claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of the Property prior to any sale or sales thereof which may be made under or by virtue of the provisions of this Instrument; and Borrower hereby waives all benefit or advantage of any such law or laws. Borrower hereby waives any and all rights and equities of redemption from sale under any judgment of foreclosure of this Instrument and all notice or notices of seizure, and all right to have the Property marshaled upon any foreclosure hereof. Lender shall not be obligated to pursue or exhaust its rights or remedies as against any part of the Property before proceeding against any other part thereof and Borrower hereby waives any right or claim of right to have Lender proceed in any particular order. Borrower hereby waives and releases all errors, defects and imperfections in any proceedings instituted by Lender under this Instrument.

     Anything to the contrary herein or elsewhere notwithstanding, Lender may cease or suspend any and all performance required of Lender under the Loan Documents upon and during the continuance of any Event of Default.

SECTION 20. ACCELERATION IN CASE OF BORROWER'S INSOLVENCY. If Borrower shall voluntarily file a petition under Title 11 of the U.S. Code (the "Act"), as such Act may from time to time be amended, or under any similar or successor Federal statute relating to bankruptcy, insolvency, arrangements or reorganizations, or under any state bankruptcy or insolvency act, or file an answer in any involuntary proceeding admitting insolvency or inability to pay debts, or if Borrower shall fail to obtain a vacation of involuntary proceedings brought for the reorganization, dissolution or liquidation of Borrower, within 120 days of the filing of such involuntary proceeding, or if Borrower shall be adjudged a bankrupt, or if a trustee or receiver shall be appointed for Borrower or Borrower's property, or if the Property shall become subject to the jurisdiction of a Federal bankruptcy court or similar state court, or if Borrower shall make an assignment for the benefit of Borrower's creditors, or if there is an attachment, execution or other judicial seizure of any portion of Borrower's assets and such seizure is not discharged within 60 days, then Lender may, at Lender's option, declare all of the sums secured by this Instrument to be immediately due and payable without prior notice to Borrower, and Lender may invoke any remedies permitted or provided for herein or in any of the Loan Documents or pursuant to applicable law. Any reasonable attorney's fees and other actual expenses incurred by Lender in connection with Borrower's bankruptcy or any of the other aforesaid events shall be additional indebtedness of Borrower secured by this Instrument pursuant to Section 8 hereof.

SECTION 21. REMEDIES CUMULATIVE. Each remedy provided in this Instrument is distinct and cumulative to all other rights or remedies under this Instrument or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

SECTION 22. WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce the Note or any other obligation secured by this Instrument.

SECTION 23. WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interest in the Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Property shall be subjected to the remedies provided herein. Lender shall have the right to determine the order in which any or all portions of the indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any party who consents to this Instrument and any party who now or hereafter acquires a security interest in the Property and who has actual or constructive notice hereof hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

SECTION 24. RELEASE. Upon payment of all sums secured by this Instrument, Lender shall release this Instrument. Borrower shall pay all reasonable actual costs incurred by Lender in connection with the release of this Instrument.

SECTION 25. ADDITIONAL BORROWER COVENANTS.

     (a) Borrower shall perform and complete (or cause to be performed and completed) the following work at the Property in a workmanlike and lien-free manner by June 30, 2004: exterior painting; scrape, prime and paint rooftop cooling tower support structures, steel stairs at south end of building, exterior stair and dock area handrails and rusted exterior service doors and frames.

     (b) Borrower has entered into a certain Escrow and Disbursement Agreement (the "Escrow Agreement") dated as of May 12, 2004, by and between Meritex Enterprises, Inc. ("Meritex"), Borrower and First American Title Insurance Company. Borrower shall cause Meritex to perform and complete all "Remaining Landlord Improvements" (as such term is defined in the Escrow Agreement) in accordance with and as required under the Unisys Lease. If at any time pursuant to Section 10 of the Escrow Agreement Borrower becomes entitled to utilize the funds in the Improvement Escrow Account (as such term is defined in the Escrow Agreement), Borrower shall promptly thereafter perform and complete (or cause to be performed and completed) the Remaining Landlord Improvements in accordance with and as required under the Unisys Lease. If at any time pursuant to Section 10 of the Escrow Agreement Borrower becomes entitled to receive the funds in the Improvement Escrow Account prior to the performance and completion of the Remaining Landlord Improvements (other than reimbursements for work performed by Borrower), Borrower shall deposit or cause to be deposited such funds with Lender for deposit into the Replacement Reserve established pursuant to the Replacement Reserve and Security Agreement, and such funds shall be disbursed in accordance with the terms and provisions of the Replacement Reserve and Security Agreement upon Borrower's performance and completion of the Remaining Landlord Improvements in accordance with and as required under the Unisys Lease.

SECTION 26. NONRECOURSE LOAN. Subject to the provisions of this Section, and notwithstanding any provision of the Loan Documents other than this Section, the personal liability of Borrower, and of Indemnitor and any general partner of Borrower, to pay the principal of and interest on the debt evidenced by the Note and any other agreement evidencing Borrower's obligations under the Note shall be limited to (a) the Collateral, (b) the personal property described in and pledged under any Loan Document other that this Instrument, and (c) the rents, profits, issues, products and income of the Property, including any received or collected by or on behalf of Borrower after an Event of Default. Notwithstanding the foregoing, Borrower, Indemnitor and any general partner of Borrower shall be folly and personally, jointly and severally, liable for payment and performance of all obligations set forth in the Loan Documents, including the payment of all principal, interest, and other amounts under the Note, in the event of (i) the occurrence of an Event of Default under Sections 15 or 16 (unless the Event of Default under Section 16 is the existence of a mechanics' lien against the Property) of this Instrument, or (ii) the occurrence of any condition or event described in Section 20 (other than any involuntary bankruptcy proceedings, so long as neither Borrower nor any affiliate of Borrower has arranged, solicited, induced, financed or colluded with others in the filing of such involuntary petition, case or proceeding).

     Further, Borrower, Indemnitor and any general partner of Borrower shall be personally liable in the amount of any loss, damage or cost resulting from (a) fraud or intentional misrepresentation by Borrower or Indemnitor in connection with obtaining the loan evidenced by the Note, (b) any intentional physical waste of any portion of the Property or any other collateral securing the loan evidenced by the Note by Borrower, (c) misappropriation of insurance proceeds, condemnation awards, or other sums or payments attributable to the Property not applied in accordance with the provisions of the Loan Documents, (d) all rents, profits, issues, products and income of the Property received or collected by or on behalf of Borrower after an Event of Default and not applied to payment of principal and interest due under the Note, and to the payment of actual and reasonable operating expenses of the Property, as they become due or payable (except to the extent that such application of such funds is prevented by bankruptcy, receivership, or similar judicial proceeding in which Borrower is legally prevented from directing the disbursement of such sums), (e) misappropriation (including failure to turn over to Lender on demand following an Event of Default) of tenant security deposits and rents collected in advance, or of funds held by Borrower for the benefit of another party, (f) failure to pay transfer fees and charges due Lender in connection with any subordinate financing, or in connection with any transfer of all or any part of the Property, or any interest therein, or transfer of any beneficial interest in Borrower (if Borrower is not a natural person or persons but is a corporation, partnership, limited liability company, trust or other legal entity), (g) failure by Borrower, Indemnitor, any general partner of Borrower, or any other indemnitor or guarantor to comply with the covenants, obligations, liabilities, warranties and representations contained in the Environmental Indemnity Agreement or otherwise pertaining to environmental matters, (h) in the event Lender has waived (or Borrower has failed to pay) the monthly collection for real and personal property taxes, assessments, insurance premiums, or ground rents, then failure by Borrower to pay any or all such taxes, assessments, premiums and rents, to the extent of any rents, issues, profits and/or income collected by Borrower in excess of normal and verifiable operating expenses of the Property, (i) any management fee taken by Borrower or any principal or affiliate of Borrower after an Event of Default, (j) termination of the Unisys Lease as a result of a landlord default thereunder, (k) the occurrence of an Event of Default under Section 29, to the extent such breach is reasonably likely to result in substantive consolidation or (1) the occurrence of an Event of Default under Section 16 as a result of the existence of a mechanics' lien against the Property.

     No provision of this Section shall (i) affect the enforcement of the Environmental Indemnity Agreement or any guaranty or similar agreement executed in connection with the debt evidenced by the Note, (ii) release or reduce the debt evidenced by the Note, (iii) impair the lien of this Instrument, (iv) impair the rights of Lender to enforce any provisions of this Instrument, (v) limit Lender's ability to obtain a deficiency judgment or judgment on the Note or otherwise against Borrower to the extent necessary to obtain any amount for which Borrower may be liable in accordance with this Section.

SECTION 27. REPRESENTATIONS OF BORROWER. Borrower hereby represents and warrants to Lender the following:

     (a) Organization. Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and is qualified to do business as a limited liability company in the state where the Property is located. There are no proceedings or actions pending, threatened in writing or contemplated for the liquidation, termination or dissolution of Borrower.

     (b) Rent Roll. Borrower has delivered to Lender a certified Rent Roll (the "Rent Roll"), which constitutes a true, correct, and complete list of each and every lease affecting the Property, together with all extensions and amendments thereof (the "Existing Leases"); Borrower has delivered to Lender a true, correct, and complete copy of each of the Existing Leases; and there are no other leases, assignments, modifications, extensions, renewals, or other agreements of any kind whatsoever (written or oral) outstanding with respect to the leases or the Property.

     (c) Leases. Unless otherwise specified in the Rent Roll:

          (i) the Existing Leases are in full force and effect;

          (ii) Borrower has not given any notice of default to any tenant under an Existing Lease (an "Existing Tenant") which remains uncured;

          (iii) to the best of Borrower's knowledge, no Existing Tenant has any set off, claim or defense to the enforcement of any Existing Lease;

          (iv) no Existing Tenant is in arrears in the payment of rent, additional rent or any other charges whatsoever due under any Existing Lease; or, to the knowledge of Borrower, is materially in default in the performance of any other obligations of such Existing Tenant under the applicable Existing Lease; and

          (v) Borrower has completed all work or alterations required of the landlord or lessor under each Existing Lease; and all of the other obligations of landlord or lessor under the Existing Leases have been performed.

     (d) Rents. The Rent Roll truly and completely discloses all annual and monthly rents payable by all Existing Tenants, including, to the best of Borrower's knowledge, all percentage rents, if any, expiration dates of the Existing Leases, and the amount of security deposit being held by Borrower under each Existing Lease, if any; and Borrower has not granted any Existing Tenant any rent concessions (whether in form of cash contributions, work agreements, assumption of an Existing Tenant's other obligations, or otherwise) or extensions of time whatsoever not reflected in such Rent Roll.

     (e) Lease Issues. There are no legal proceedings commenced (or, to the best of the knowledge of Borrower, threatened) against Borrower by any Existing Tenant; no rental in excess of one month's rent has been prepaid under any of the Existing Leases; each of the Leases is valid and binding on Borrower and, to the best of Borrower's knowledge, the other parties thereto in accordance with its terms; and the execution of this Instrument and the other Loan Documents will not constitute an event of default under any of the Existing Leases.

     (f) Security Deposits. Except as set forth on the Rent Roll, Borrower currently holds the security deposits (if any) specified in the Existing Leases and has not given any credit, refund, or set off against such security deposits to any person.

     (g) No Residential Units. There are no residential units in the Property, and no portion of the Property is an apartment or other unit subject to any form or rent control, stabilization or regulation; and no person presently occupies any part of the Property for dwelling purposes.

     (h) No Undisclosed Tenants. Except for Borrower, there are no persons or entities legally occupying space in the Property as tenants other than the persons or entities specifically named in the Existing Leases.

     (i) Title. Except as specifically listed in the schedule of exceptions to coverage in the title policy insuring Lender's interest in the Property, Borrower is now in possession of the Property; Borrower's possession of the Property is peaceable and undisturbed; Borrower does not know any facts by reason of which any claim to the Property, or any part thereof, might arise or be set up adverse to Borrower; and the Property is free and clear of (i) any lien for taxes (except real property taxes not yet due and payable for the calendar year in which this Instrument is being executed), and (ii) any easements, rights-of-way, restrictions, encumbrances, liens or other exceptions to title by mortgage, decree, judgment, agreement, instrument, or, to the knowledge of Borrower, proceeding in any court.

     (j) Liens. All charges for labor, materials or other work of any kind furnished in connection with the construction, improvement, renovation or rehabilitation of the Property at Borrower's request or any portion thereof have been, or concurrently with the closing of the loan secured by this Instrument will be, paid in full, and, to the best of Borrower's knowledge, no unreleased affidavit claiming a lien against the Property, or any portion thereof, for the supplying of labor, materials or services for the construction of improvements on the Property has been executed or recorded in the mechanic's lien or other appropriate records in the county in which the Property is located.

     (k) Compliance with Law. To the best of Borrower's knowledge, the Property and the current and contemplated uses of the Property are in compliance with all applicable federal, state and municipal laws, rules, regulations and ordinances, applicable restrictions, zoning ordinances, building codes and regulations, building lines and easements, including, without limitation, federal and state environmental protection law and the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, all state and local laws or ordinances related to handicapped access, and any statute, rule, regulation, ordinance, or order of governmental bodies or regulatory agencies, or any order or decree of any court adopted or enacted with respect thereto; no governmental authority having jurisdiction over any aspect of the Property has made a claim or determination that there is any such violation; the Property is not included in any area identified by the Secretary of Housing and Urban Development pursuant to the Flood Disaster Protection Act of 1973, as amended, as an area having special flood hazards; and all permits, licenses and the like which are necessary for the operation of the Property have been issued and are in full force and effect.

     (l) Adverse Changes. There have been no material adverse changes, financial or otherwise, in the condition of Borrower from that disclosed to Lender in the loan application submitted to Lender by Borrower, or in any supporting data submitted in connection with the Loan, and all of the information contained therein was true and correct when submitted and is now substantially and materially true and correct on the date hereof.

     (m) Claims, Litigation. There is no claim, litigation or condemnation proceeding pending, or, to the knowledge of Borrower, threatened in writing, against the Property or Borrower, which would affect the Property or Borrower's ability to perform its obligations in the connection with the Loan.

     (n) Single Purpose. Borrower does not own any real property or assets other than the Property and does not operate any business other than the management and operation of the Property.

     (o) Bankruptcy. No proceeding in bankruptcy or insolvency has ever been instituted by or against Borrower, Indemnitor, Drawbridge Special Opportunities Fund LP ("Drawbridge") or the general partner in Drawbridge, and no such proceeding is now pending or, to the best of Borrower's knowledge, contemplated.

     (p) Solvency. Borrower is, and if there are any general partners or members of Borrower, such partners or members are, solvent pursuant to the laws of the United States, as reflected by the entries in Borrower's books and records and as reflected by the actual facts.

     (q) Enforceability of Loan Documents. The Loan Documents have been duly authorized, executed and delivered by Borrower and constitute valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms. No approval, consent, order or authorization of any governmental authority and no designation, registration, declaration or filing with any governmental authority is required in connection with the execution and delivery of the Note, this Instrument or any other Loan Document. Neither Borrower nor any guarantor or indemnitor has any defense or offset to the enforcement of any Loan Document, or any claim against Lender. Neither Borrower nor any guarantor or indemnitor has any right whatsoever against Lender other than the express contractual obligations of Lender set forth in the Loan Documents. Any rights or claims contrary to this provision, whether known or unknown, are hereby expressly waived.

     (r) Non-contravention. The execution and delivery of the Loan Documents will not violate or contravene in any way the articles of incorporation or bylaws or partnership agreement, articles of organization or operating agreement as the case may be, of Borrower or any indenture, agreement or instrument to which Borrower is a party or by which it or its property may be bound, or be in conflict with, result in a breach of or constitute a default under any such indenture, agreement or other instrument, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower, except as contemplated by the provisions of such Loan Documents, and no action or approval with respect thereto by any third person is required.

     (s) Homestead. No part of the Property is all or a part of Borrower's homestead or the homestead of anyone.

     (t) Utilities. The Property is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and the Property has accepted or is equipped to accept such utility service.

     (u) Public Roads. To the best of Borrower's knowledge, all public roads and streets necessary for service of and access to the Property for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.

     (v) Water and Sewers. The Property is serviced by public water and sewer systems,

     (w) Damage. The Property is free from damage caused by fire or other casualty.

     (x) Waste Disposal. To the best of Borrower's knowledge, except as disclosed in any environmental report obtained by Lender in connection with the loan secured by this Instrument, all liquid and solid waste disposal, septic and sewer systems located on the Property are in a good and safe condition and repair and in compliance with all applicable laws.

     (y) Embargoed Person. At all times throughout the term of the Loan, including after giving effect to any transfers permitted pursuant to the Loan Documents, (a) none of the funds or other assets of Borrower, general partner of Borrower and Indemnitor constitute property of, or are beneficially owned, directly or indirectly, by any person, entity or government subject to trade restrictions under U.S. law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. Sections 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder with the result that the investment in Borrower, general partner of Borrower or Indemnitor, as applicable (whether directly or indirectly), is prohibited by law or the Loan made by the Lender is in violation of law ("Embargoed Person"); (b) no Embargoed Person has any interest of any nature whatsoever in Borrower, general partner of Borrower or Indemnitor, as applicable, with the result that the investment in Borrower, general partner of Borrower or Indemnitor (as applicable (whether directly or indirectly), is prohibited by law or the Loan is in violation of the law; and

(c) none of the funds of Borrower, general partner of Borrower or Indemnitor, as applicable, have been derived from any unlawful activity with the result that the investment in Borrower, general partner of Borrower or Indemnitor, as applicable (whether directly or indirectly), is prohibited by law or the Loan is in violation of the law.

SECTION 28. BORROWER'S ADDITIONAL COVENANTS. Borrower hereby covenants, agrees and undertakes as follows:

     (a) Alterations of Property. Except as permitted under the Unisys Lease, Borrower shall not undertake or commence any alterations of any improvements on the Property the cost of which is in excess of five percent of the then original principal amount of the Note, without the prior written consent of Lender (such consent not to be unreasonably withheld, conditioned or delayed).

     (b) Further Assurances. Borrower shall from time to time, at the reasonable request of Lender, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Instrument or in any other Loan Document or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver and record and/or file such further documents or instruments (including, without limitation, further mortgages, security agreements, financing statements, continuation statements, assignments of rents or leases and environmental indemnity agreements) and perform such further acts and provide such further assurances as may be reasonably necessary, desirable or proper, in Lender's opinion, to carry out more effectively the purposes of this Instrument and such other instruments and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof or thereof to be covered hereby or thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; provided that such documents or instruments do not materially increase Borrower's liability under the Loan Documents; and (iii) execute, acknowledge, deliver, procure, and file and/or record any document or instrument (including specifically, but without limitation, any financing statement) deemed advisable by Lender to protect the liens and the security interests herein granted against the rights or interests of third persons; provided that such documents or instruments do not materially increase Borrower's liability under the Loan Documents. Borrower shall not be required to pay any costs of Lender connected with any of the foregoing in this paragraph.

     (c) Mortgage Taxes. Borrower shall at any time any law shall be enacted imposing or authorizing the imposition of any tax upon this Instrument, or upon any rights, titles, liens or security interests created hereby, or upon the obligations secured hereby or any part thereof, promptly pay all such taxes; provided that, if such law as enacted makes it unlawful for Borrower to pay such tax, Borrower shall not pay nor be obligated to pay such tax, and in the alternative, Borrower may, in the event of the enactment of such a law, and must, if it is unlawful for Borrower to pay such taxes, prepay the obligations secured hereby in full within 60 days after demand therefor by Lender.

     (d) Minerals. Borrower shall not permit any drilling or exploration for or extraction, removal or production of any mineral, natural element, compound or substance from the surface or subsurface of the Property regardless of the depth thereof or the method of mining or extraction thereof.

     (e) Maintenance of Borrower Name, Structure. Borrower shall not change its name, identity, structure or employer identification number during the term of the Loan without the prior written consent of Lender not to be unreasonably withheld.

     (f) Costs and Expenses. Borrower shall pay within ten (10) business days of demand all reasonable and bona fide out-of-pocket costs, fees and expenses and other expenditures, including, but not limited to, reasonable attorneys' fees and expenses, paid or incurred by Lender to third parties incident to this Instrument or any other Loan Document (including, but not limited to, reasonable attorneys' fees and expenses in connection with the negotiation, preparation and execution hereof and of any other Loan Document and any amendment hereto or thereto, any release hereof, any consent, approval or waiver hereunder or under any other Loan Document, the making of any advance under the Note, and any suit to which Lender is a party involving this Instrument or the Property) or incident to the enforcement of the obligations secured hereby or the exercise of any right or remedy of Lender under any Loan Document. In the event of any dispute, action or lawsuit regarding the terms hereof or the terms of any other Loan Document, the prevailing party will have the right to recover from the other party all court costs and reasonable attorneys' fees and disbursements incurred with respect thereto, in addition to all other applicable damages and costs.

     (g) Compliance with Laws. Borrower shall maintain and keep the Property in compliance with all applicable laws.

SECTION 29. COVENANTS WITH RESPECT TO SINGLE PURPOSE, INDEBTEDNESS, OPERATIONS, FUNDAMENTAL CHANGES OF BORROWER. Borrower represents, warrants and covenants as of the date of hereof, and until such time as the indebtedness secured hereby is paid in full, that Borrower:

          (i) does not own and will not own any assets other than the Property (including incidental personal property necessary for the operation thereof and proceeds therefrom);

          (ii) is not engaged and will not engage in any business, directly or indirectly, other than the ownership, management and operation of the Property;

          (iii) will not enter into any contract or agreement with any partner, member, shareholder, trustee, beneficiary, principal or affiliate of Borrower except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than such affiliate;

          (iv) has not incurred and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the obligations secured by this Instrument, and (ii) trade payables or accrued expenses incurred in the ordinary course of business of operating the Property;

          (v) has not made and will not make any loan or advances to any person or entity;

          (vi) is and reasonably expects to remain solvent and pay its own liabilities, indebtedness, and obligations of any kind from its own separate assets as the same shall become due [this representation is made only as of the date hereof);

          (vii) has done or caused to be done and will do all things necessary to preserve its existence, and will not, nor will any partner, member, shareholder, trustee, beneficiary, or principal amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation, by-laws, articles of organization, operating agreement, or other organizational documents in any manner;

          (viii) shall continuously maintain its existence and be qualified to do business in all states necessary to carry on its business, specifically including in the case of Borrower, the state where the Property is located;

          (ix) will conduct and operate its business as presently conducted and operated;

          (x) will maintain books and records and bank accounts separate from those of its partners, members, shareholders, trustees, beneficiaries, principals, affiliates, and any other person or entity;

          (xi) will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other (including any of its partners, members, shareholders, trustees, beneficiaries, principals and affiliates), and not as a department or division of any entity;

          (xii) will file its own tax returns or consolidated returns but will note that its assets are not available to creditors of affiliates;

          (xiii) has and reasonably expects to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations [this representation is made only as of the date hereof);

          (xiv) will not seek, acquiesce in, or suffer or permit its liquidation, dissolution or winding up, in whole or in part;

          (xv) will not enter into any transaction of merger or consolidation, or acquire by purchase or otherwise all or substantially all of the business or assets of, or any stock of beneficial ownership of, any person or entity;

          (xvi) will not commingle or permit to be commingled its funds or other assets with those of any other person or entity;

          (xvii) has and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any other person or entity;

          (xviii) except as expressly provided for in the Loan Documents, does not and will not hold itself out to be responsible for the debts or obligations of any other person or entity;

          (xix) except as expressly provided for in the Loan Documents, has not and will not guarantee or otherwise become liable on or in connection with any obligation of any other person or entity;

          (xx) shall not do any act which would make it impossible to carry on its ordinary business;

          (xxi) will not possess or assign the Property for other than a business or company purpose;

          (xxii) shall not hold title to its assets other than in its name;

          (xxiv) shall comply with all (and shall not suffer to be inaccurate any) of the assumptions, statements, certifications, representations, warranties and covenants regarding or made by Borrower contained in or appended to any opinion of Borrower's legal counsel delivered in connection with the transaction in which the Loan Documents are executed;

          (xxv) shall not, without the unanimous consent of its board of directors (including the Outside Director), institute proceedings for itself to be adjudicated bankrupt or insolvent; consent to the institution of a bankruptcy or insolvency proceedings against it; file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy; consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) for itself or a substantial part of its property; make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due;

          (xxvi) shall not, without the unanimous consent of its board of directors (including the Outside Director), (A) liquidate or dissolve, in whole or in part; (B) consolidate, merge or enter into any form of consolidation with or into any other person or entity, nor convey, transfer or lease its assets substantially as an entirety to any person or entity nor permit any person or entity to consolidate, merge or enter into any form of consolidation with or into itself; or (C) amend any provisions of its organizational documents containing provisions similar to those contained in this Section 29; and

          (xxvii) shall at all times maintain on its board of directors at least one independent director (an "Outside Director"), who shall be reasonably satisfactory to Lender and shall not have been at the time of such individual's appointment as Outside Director, and may not have been at any time during the preceding five years, (1) a shareholder, member, officer, director, partner or employee of Borrower or any of its shareholders, members, partners, subsidiaries or affiliates, (2) a customer of, or supplier to, Borrower or any of its shareholders, members, partners, subsidiaries or affiliates, (3) a person controlling or under common control with any such shareholder, director, partner, member, supplier or customer, or (4) a member of the immediate family of any such shareholder, member, officer, director, partner, employee, supplier or customer.

SECTION 30. NOTICE. All notices given under this Agreement shall be in writing, and sent to the other party at its address set forth below or at such other address as such party may designate by notice to the other party and shall be deemed given on the earliest of (i) actual receipt, duly evidenced by any commercially reasonable means, (ii) three Business Days after mailing, by certified or registered U.S. Mail, return receipt requested, postage prepaid,
(iii) one Business Day after timely delivery, fee prepaid, to a national overnight delivery service (such as FedEx, Purolater Courier, U.P.S. Next Day
Air), (iv) the date of transmission of notice sent by telecopier or facsimile machine (with a copy thereof sent in accordance with clause (ii) above) provided notice was transmitted on a Business Day, otherwise notice shall be deemed given on the next Business Day. The applicable addresses are as follows:

To Borrower:

Stonewater UIS Funding LLC
c/o Drawbridge Special Opportunities Fund LLP
1251 Avenue of the Americas, 16th Floor
New York, New York 10021
Attn: Kevin Treacy
Facsimile No.: (212)798-6099

With a Copy to:

Stonewater Partners
22 Deer Creek Lane
Mt. Kisco, New York 10549
Attn: Jeffrey Toporek
Facsimile No.: (914) 470-4011

With a Copy to:

Solomon and Weinberg LLP
685 Third Avenue, 30th Floor
New York, New York 10017
Attn: Howard R. Shapiro, Esq.
Telephone No.: (212)605-1000
Facsimile No.: (212) 605-0999

To Lender:

Greenwich Capital Financial Products, Inc.
600 Steamboat Road

Greenwich, Connecticut 06830
Attn: Commercial Mortgage Loan Department
Telephone No.: (203)618 2373
Facsimile No.: (203)629 8363

With a Copy to:

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830
Attn: Legal Department
Telephone No.: (203) 625 6065
Facsimile No.: (203) 629 5718

And to:

Katten Muchin Zavis Rosenman
525 W. Monroe Street, Suite 1600
Chicago, Illinois 60661
Attn: Daniel J. Perlman, Esq.
Telephone No.: (312) 902-5200
Facsimile No.: (312) 902-1061

A "Business Day" is any day other than a Saturday or Sunday on which the Lender is open for business. Borrower hereby requests that any notice of default or notice of sale in any judicial or nonjudicial foreclosure proceeding be mailed to Borrower at its address as specified herein.

SECTION 31. UNIFORM INSTRUMENT; GOVERNING LAW; SEVERABILITY. This form of instrument combines uniform covenants for national use and non-uniform covenants with limited variations by jurisdiction to constitute a uniform security instrument covering real property and related fixtures and personal property. This Instrument shall be governed by the law of the jurisdiction in which the Property is located, In the event that any provision of this Instrument or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Instrument or the Note which can be given effect without the conflicting provisions, and to this end the provisions of this Instrument and the Note are declared to be severable. In the event that any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any charge provided for in this Instrument or in the Note, whether considered separately or together with other charges levied in connection with this Instrument and the Note, violates such law, and Borrower is entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation. The amounts, if any, previously paid to Lender in excess of the amounts payable to Lender pursuant to such charges as reduced shall be applied by Lender to reduce the principal of the indebtedness evidenced by the Note. For the purposes of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all indebtedness which is secured by this Instrument or evidenced by the Note and which constitutes interest, as well as all other charges levied in connection with such indebtedness which constitute interest, shall be deemed to be allocated and spread over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest computed thereby is uniform throughout the stated term of the Note.

SECTION 32. ASSUMABILITY.

     (a) So long as no Event of Default exists under the Note, this Instrument or any other Loan Document, in the event Borrower desires to transfer all of the Property to another party (the "Transferee"), including without limitation, a Fortress Affiliate, and have the Transferee assume all of Borrower's obligations under the Note, this Instrument and all of the other Loan Documents, and replacement guarantors and indemnitors assume all of the obligations of the indemnitors and guarantors of the Loan Documents (collectively, the "Transfer and Assumption"), Borrower, subject to the terms of this Section, may make a written application to Lender for Lender's consent to the Transfer and Assumption, subject to the conditions set forth in this Section. Together with such written application (and afterwards if requested by Lender), Borrower will submit to Lender true, correct and complete copies of any and all information and documents of any kind requested by Lender concerning the Property, Transferee and/or Borrower, together with any review fee required by Lender, in Lender's sole discretion (or in the event the proposed Transferee is a Qualified Institutional Transferee (as defined below) or a Fortress Affiliate, in Lender's reasonable discretion).

     (b) Lender may grant or withhold its consent to a Transfer and Assumption in Lender's sole and absolute discretion (or in the event the proposed Transferee is a Qualified Institutional Transferee, in Lender's reasonable discretion), and may require, inter alia, that:

          (i) Lender receives an opinion from counsel acceptable to Lender that
     (x) such Transfer and Assumption shall not affect, in any way, the enforceability of the Loan Documents or the lien status, and (y) that the Transferee complies in all respects with the provisions of Section 29 of this Instrument and such other conditions concerning the organizational structure of the Transferee as were required by Lender at the time of the making of the Loan;

          (ii) Borrower has submitted to Lender true, correct and complete copies of any and all information and documents of any kind requested by Lender concerning the Property, Transferee and/or Borrower;

          (iii) the Transferee, in Lender's sole judgment (or in the event the proposed Transferee is a Qualified Institutional Transferee, in Lender's reasonable judgment), has sufficient experience in managing assets similar in size and type to the Property;

          (iv) in Lender's sole judgment (or in the event the proposed Transferee is a Qualified Institutional Transferee, in Lender's reasonable judgment), the Transferee and the partners, members or shareholders of the Transferee are financially sound or have sufficient financial resources to manage the Property for the term of the Loan;

          (v) if the Loan has been placed, or Lender plans to place the Loan, in an offering of Securities (as defined herein), Lender receives written confirmation from the rating agencies that the Transfer and Assumption will not result in any downgrade, qualification or withdrawal of the ratings assigned to the pool and assets in which the Loan has been placed;

          (vi) the replacement guarantors and indemnitors shall be satisfactory to Lender in Lender's sole discretion (or in the event the proposed Transferee is a Qualified Institutional Transferee, in Lender's reasonable discretion); and

          (vii) Borrower has paid any review fee required by Lender.

There shall not be a limit on the number of Transfers and Assumptions Lender will consent to, provided the requirements of this Section 32(b) are satisfied with respect to each such Transfer and Assumption. Notwithstanding anything in this Section 32(b) to the contrary, Lender shall not withhold its consent to a transfer to a Fortress Affiliate, provided Borrower shall comply with the requirements of clauses (i), (ii), (v), (vii) and, to the extent there will be a replacement guarantor or indemnitor in connection with the Transfer and Assumption, (vi) of this Section 32(b) in connection with any such transfer to a Fortress Affiliate.

     (c) If Lender consents to the Transfer and Assumption, the Transferee and/or Borrower as the case may be, shall immediately deliver the following to
Lender:

          (i) Borrower shall deliver to Lender an assumption fee in the amount of one percent (1%) of the then unpaid principal balance of the Loan;

          (ii) Borrower, Transferee, and the original and replacement guarantors and indemnitors shall execute and deliver to Lender any and all documents required by Lender, in form and substance required by Lender, in Lender's sole discretion (the "Assumption Documents") and the original guarantors shall be released with respect to any obligations under the Loan Documents arising on or after the date of the closing of the Transfer and Assumption; and

          (iii) Borrower shall cause to be delivered to Lender, an endorsement to the mortgagee policy of title insurance then insuring the lien created by this Instrument in form and substance reasonably acceptable to Lender (the "Endorsement").

     (d) Borrower shall pay to Lender on demand all reasonable actual costs and expenses incurred by Lender in connection with any proposed or actual Transfer and Assumption (irrespective of whether or not the same is consented to or occurs), including without limitation recording costs, title insurance endorsement premiums, and the reasonable fees and expenses of attorneys, accountants and rating agencies. At Lender's option, payment of such costs and expenses shall be a condition to Lender's consent.

     (e) Notwithstanding anything contained in this Section to the contrary, except based on Lender's written agreement to the Transfer and Assumption and Borrower's and Transferee's compliance with all of the terms and provisions of this Section, the terms and provisions of this Section shall in no way amend or modify the terms and provisions contained in Section 15 of this Instrument.

     (f) Notwithstanding anything to the contrary in clause (i) of Section 32(c) above, Lender shall waive the assumption fee in connection with the first Transfer and Assumption provided the Transferee under such first Transfer and Assumption is a Qualified Institutional Transferee (as defined herein) or a Fortress Affiliate. As used herein, a "Qualified Institutional Transferee" shall mean (1) a real estate investment trust, real estate opportunity fund, hedge fund, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan or an institution substantially similar to any of the foregoing (each an "Institution") that (A) together with all entities controlled by or under common control with such Institution, owns or has under management in excess of 2,000,000 square feet of office or industrial space (not including the Property), (B) has a Net Worth (as defined herein) of at least $200,000,000.00 and (C) has at least ten (10) years' experience, and is regularly engaged in, owning and operating commercial office properties similar to the Property or (2) an entity wholly owned and controlled by an entity satisfying the requirements of clause (1) above. "Net Worth" shall mean the fair market value of an Institution's total assets including all interests in properties owned directly or indirectly by such Institution (excluding the Property), less all liabilities, as determined by Lender in its reasonable discretion based on the financial statements delivered to Lender in connection with the proposed Transfer and Assumption. The term "liabilities" shall include, without limitation, (i) indebtedness secured by liens on assets with respect to which Net Worth is being computed, (ii) deferred liabilities, and (iii) obligations under leases which have been capitalized. The waiver described in this Section 32(f) shall only be available in connection with the first Transfer and Assumption and shall not be available (and the provisions contained in this Section 32(f) shall be null and void) with respect to any subsequent Transfer and Assumption, regardless of whether or not the assumption fee was waived by Lender in connection with the first Transfer and Assumption.

SECTION 33. RESTRUCTURING LOAN, SECONDARY MARKET TRANSACTIONS.

     (a) SECONDARY MARKET TRANSACTIONS GENERALLY. Lender shall have the right to engage in one or more Secondary Market Transactions, and to structure and restructure all or any part of the Loan, including without limitation in multiple tranches, as a wraparound loan, or for inclusion in a REMIC or other Securitization. Without limitation, Lender shall have the right to cause the Note and this Instrument to be split into a first and a second mortgage loan in whatever proportion Lender determines, and thereafter to engage in Secondary Market Transactions with respect to all or any part of the indebtedness and loan documentation. Borrower acknowledges that it is the intention of the parties that all or a portion of the Loan will be securitized and that all or a portion of the Loan (either itself, or in combination with other loans) will be rated by one or more Rating Agencies. Borrower further acknowledges that additional structural modifications may be required to satisfy issues raised by any Rating Agencies.

     (b) COOPERATION; LIMITATIONS. Borrower shall use all reasonable efforts and cooperate reasonably and in good faith with Lender in effecting any such restructuring or Secondary Market Transaction. Such cooperation shall include without limitation, executing and delivering such reasonable amendments to the Loan Documents as Lender may request, provided however that no such amendment shall on an over-all basis modify (i) the interest rate payable under the Note;
(ii) the stated maturity date of the Note, (iii) the amortization of the principal amount of the Note, (iv) any other economic terms of the Loan, or (v) the non-recourse provisions of the Loan. Such cooperation also shall include using commercially reasonable efforts to obtain such certificates and assurances from governmental entities and others as Lender may request. Borrower shall not be required to provide additional collateral that was not initially contemplated by the parties to effect any such restructuring or Secondary Market Transaction. All reasonable actual costs and expenses of Borrower's cooperation as described herein shall be at the expense of Lender.

     (c) INFORMATION. Borrower shall provide such information and documents relating to Borrower and its principals, the manager of the Property, the Property and the business and operations of all of the foregoing as Lender may reasonably request in connection with any such Secondary Market Transaction. Lender shall be permitted to share all such information with the investment banking firms, Rating Agencies, accounting firms, law firms, other third party advisory firms, potential investors, and other parties involved in any proposed Secondary Market Transaction. Any such information may be incorporated into offering documents for the Secondary Market Transactions. Lender and all of the aforesaid third-party advisors and professional firms and investors shall be entitled to rely upon such information, and Borrower shall indemnify, defend, and hold harmless Lender from and against any losses, claims, damages and liabilities that arise out of or are based upon any actual untrue or misleading statement of material fact contained in such information or the actual omission of any material fact without which such information is materially misleading and which Borrower should have reasonably determined was necessary to be included. Lender may publicize the existence of the Loan in connection with Lender's Secondary Market Transaction activities or otherwise.

     (d) ADDITIONAL PROVISIONS. In any Secondary Market Transaction, Lender may transfer its obligations under the Loan Documents (or may transfer the portion thereof corresponding to the transferred portion of the obligations of Borrower), and thereafter Lender shall be relieved of any obligations under the Loan Documents arising after the date of said transfer with respect to the transferred interest. Each transferee investor shall be deemed to be a "Lender" under the applicable Loan Documents.

     (e) CERTAIN DEFINITIONS. As used herein, the following terms have the meanings indicated:

          "Loan" means all obligations of Borrower under the Loan Documents.

          "Rating Agency" shall mean any of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Duff & Phelps Credit Rating Co., Fitch, Inc., or any other nationally-recognized statistical rating organization designated by Lender in its sole discretion.

          "Secondary Market Transaction" means any of (i) the sale, assignment, or other transfer of all or any portion of the Loan or the Loan Documents or any interest therein to one or more investors, (ii) the sale, assignment, or other transfer of one or more participation interests in the Loan or Loan Documents to one or more investors, or (iii) the transfer or deposit of all or any portion of the Loan or Loan Documents to or with one or more trusts or other entities which may sell certificates or other instruments to investors evidencing an ownership interest in the assets of such trust or the right to receive income or proceeds therefrom.

          "Securitization" shall mean a rated offering of securities representing direct or indirect interests in one or more mortgage loans or the right to receive income therefrom.

SECTION 34. SUCCESSORS AND ASSIGNS BOUND. This Instrument and the other Loan Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever, subject to Section 15 hereof.. Notwithstanding the foregoing, Lender shall have no liability under any of the Loan Documents for any matter arising after Lender transfers its interest in the Note to any successor. However, Lender shall continue to have the benefit of all rights having accrued under the Loan Documents theretofore, and all rights under all obligations of indemnification set forth in the Loan Documents for matters arising theretofore, then, and thereafter.

SECTION 35. FORBEARANCE BY LENDER NOT A WAIVER. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by Lender of payment of any sum secured by this Instrument after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the indebtedness secured by this Instrument, nor shall Lender's receipt of any awards, proceeds or damages, whether as proceeds of insurance or condemnation awards or otherwise, operate to cure or waive Borrower's default in payment of sums secured by this Instrument.

SECTION 36. ESTOPPEL CERTIFICATE. Borrower and Lender each shall within fifteen days of a written request from Lender furnish Lender with a written statement, duly acknowledged, setting forth the sums secured by this Instrument and any right of set-off, counterclaim or other defense which exists against such sums and the obligations of this Instrument and attaching true, correct and complete copies of the Note, this Instrument and any other Loan Documents and any and all modifications, amendments and substitutions thereof.

SECTION 37. WAIVER OF JURY TRIAL. EACH OF BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE NOTE, THIS INSTRUMENT, ANY OTHER LOAN DOCUMENT, ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.

SECTION 38. MISCELLANEOUS.

     (a) No Oral Change. No provision of this Instrument or any of the other Loan Documents may be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, except only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     (b) Liability. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder and under the other Loan Documents shall be joint and several.

     (c) Captions. The captions and headings of the Sections, paragraphs, and other provisions of this Instrument are for convenience only and are not to be used to interpret or define the provisions hereof.

     (d) Duplicate Originals; Counterparts. This Instrument and any of the Loan Documents may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Instrument and any of the Loan Documents may be executed in multiple counterparts.

     (e) Number and Gender. Whenever the context may require, any pronouns used herein or in any of the Loan Documents shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     (f) Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the performance and repayment of the obligations secured hereby.

     (g) Entire Agreement. The Note, this Instrument and the other Loan Documents constitute the entire understanding and agreement between Borrower and Lender pertaining to the subject matter hereof and thereof, and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect thereto, including the prior agreements evidenced by any application or commitment issued in connection with this transaction. Borrower hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Loan Documents, except only to the extent expressly set forth in the Loan Documents.

     (h) Action through Agents. In exercising any rights hereunder or under any of the Loan Documents or taking any actions provided for herein or therein, Lender may act through its employees, agents or independent contractors as authorized by Lender.

     (i) Maturity Date. The maturity date of the indebtedness secured by this Instrument is June 1, 2014; provided that if the "Payment Date" (as defined in the Note) is changed pursuant to the Note, the maturity date shall be the "New Payment Date" (as defined in the Note) occurring in June 2014.

SECTION 39. WAIVER OF CONSTITUTIONAL RIGHTS. BORROWER UNDERSTANDS AND AGREES THAT IF AN EVENT OF DEFAULT SHALL OCCUR, LENDER HAS THE RIGHT, INTER ALIA, TO FORECLOSE THIS INSTRUMENT BY ADVERTISEMENT PURSUANT TO MINNESOTA STATUTES, CHAPTER 580, AS HEREAFTER AMENDED, OR PURSUANT TO ANY SIMILAR OR REPLACEMENT STATUTE HEREAFTER ENACTED; THAT IF LENDER ELECTS TO FORECLOSE BY ADVERTISEMENT, IT MAY CAUSE THE PROPERTY, OR ANY PART THEREOF, TO BE SOLD AT PUBLIC AUCTION; THAT NOTICE OF SUCH SALE MUST BE PUBLISHED AND GIVEN PERSONALLY TO THE PERSONS IN POSSESSION OF THE PROPERTY AS PROVIDED BY STATUTE; THAT BORROWER WILL HAVE SUCH PERIOD AS IS PROVIDED BY MINNESOTA STATUTES, SECTION 580.23 OR 582.032, AS APPLICABLE, OR ANY AMENDMENT THERETO, OR ANY SIMILAR OR REPLACEMENT STATUTE HEREAFTER ENACTED, TO REDEEM THE PROPERTY SO SOLD BY PAYING THE SALE PRICE, ANY TAXES, ASSESSMENTS AND INSURANCE PREMIUMS PAID BY THE PURCHASER AT SUCH SALE, AND OTHER SUMS PERMITTED BY LAW, TOGETHER WITH INTEREST THEREON FROM THE DATE OF SALE OR PAYMENT AT THE HIGHEST RATE PERMITTED BY LAW.

     BORROWER FURTHER UNDERSTANDS THAT IN THE EVENT OF SUCH EVENT OF DEFAULT LENDER MAY TAKE POSSESSION OF THE PROPERTY WHICH IS SUBJECT TO THE SECURITY INTEREST HEREINBEFORE GRANTED AND DISPOSE OF THE SAME BY SALE OR OTHERWISE IN ONE OR MORE PARCELS, PROVIDED THAT AT LEAST TEN (10) DAYS' PRIOR NOTICE OF SUCH DISPOSITION MUST BE GIVEN TO BORROWER, ALL AS PROVIDED FOR BY THE MINNESOTA UNIFORM COMMERCIAL CODE, AS HEREAFTER AMENDED, OR BY ANY SIMILAR OR REPLACEMENT STATUTE HEREAFTER ENACTED.

     BORROWER FURTHER UNDERSTANDS THAT UNDER THE CONSTITUTION OF THE UNITED STATES IT MAY HAVE THE RIGHT TO NOTICE AND HEARING BEFORE THE PROPERTY MAY BE SOLD AND THAT THE PROCEDURE FOR FORECLOSURE BY ADVERTISEMENT DESCRIBED ABOVE DOES NOT INSURE THAT NOTICE WILL BE GIVEN TO BORROWER, AND NEITHER SAID PROCEDURE FOR FORECLOSURE BY ADVERTISEMENT NOR THE MINNESOTA UNIFORM COMMERCIAL CODE REQUIRES ANY HEARING OR OTHER JUDICIAL PROCEEDING.

     BORROWER HEREBY RELINQUISHES, WAIVES AND GIVES UP ANY CONSTITUTIONAL RIGHTS TO NOTICE AND HEARING BEFORE SALE OF THE PROPERTY AND EXPRESSLY CONSENTS AND AGREES THAT THE PROPERTY MAY BE FORECLOSED BY ADVERTISEMENT AND THAT THE PORTION THEREOF WHICH IS SUBJECT TO THE SECURITY INTEREST HEREINBEFORE GRANTED MAY BE DISPOSED OF PURSUANT TO THE UNIFORM COMMERCIAL CODE, ALL AS DESCRIBED ABOVE.

     BORROWER ACKNOWLEDGES THAT IT IS REPRESENTED BY LEGAL COUNSEL; THAT BEFORE SIGNING THIS DOCUMENT THIS SECTION 39 AND ITS CONSTITUTIONAL RIGHTS WERE FULLY EXPLAINED BY SUCH COUNSEL AND THAT IT UNDERSTANDS THE NATURE AND EXTENT OF THE RIGHTS WAIVED HEREBY AND THE EFFECT OF SUCH WAIVER.

SECTION 40. FIXTURE FINANCING STATEMENT. The filing of this Instrument shall constitute a filing of a financing statement in the office wherein it is filed and a carbon, photographic or other reproduction of this document may also be filed as a financing statement.

Name and Address of Debtor:   Stonewater UIS Funding LLC 1251 Avenue of the
                              Americas, 16th Floor New York, New York 10021

Name and Address of Secured
Party:                        Greenwich Capital Financial Products, Inc. 600
                              Steamboat Road Greenwich, Connecticut 06830

Description of the types
(or items) of property
covered by this financing
statement:                    All fixtures, machinery, equipment, engines,
                              boilers, incinerators, building materials,
                              appliances and goods of every nature whatsoever
                              now or hereafter located in, or on, or used, or
                              intended to be used in connection with the
                              property, including, but not limited to, those for
                              the purposes of supplying or distributing heating,
                              cooling, electricity, gas, water, air and light;
                              and all elevators, and related machinery and
                              equipment, fire prevention and extinguishing
                              apparatus, security and access control apparatus,
                              plumbing, bath tubs, water heaters, water closets,
                              sinks, ranges, stoves, refrigerators, dishwashers,
                              disposals, washers, dryers, awnings, storm
                              windows, storm doors, screens, blinds, shades,
                              curtains and curtain rods, mirrors, cabinets,
                              paneling, rugs, attached floor coverings,
                              furniture, pictures, antennas, trees and plants
                              now or hereafter located on and used in connection
                              with the operation of the Property of whatsoever
                              type or nature whether now owned or hereafter
                              acquired by Borrower, including all replacements,
                              repairs and substitutions thereto and proceeds
                              thereof.

Description of real estate
to which all or part of the
collateral

is attached or upon
which it is located:             See attached Exhibit A.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Borrower has executed this Instrument or has caused the same to be executed by its representatives thereunto duly authorized.

                                        BORROWER:

                                        STONEWATER UIS FUNDING LLC, a
                                        Delaware limited liability company


                                        By: /s/ CONSTANTINE DAKOLIAS
                                            ------------------------------------
                                        Name: CONSTANTINE DAKOLIAS
                                        Its: AUTHORIZED SIGNATORY

                                 ACKNOWLEDGMENTS

STATE OF NEW YORK   )
                    )   SS.
COUNTY OF NASSALL   )

     BEFORE ME, a Notary Public in and for said County and State, personally appeared Constantine M. Dakolias, by me known to be the Authorized Signatory of Stonewater UIS Funding, LLC, a Delaware limited liability company ("Borrower"), who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such ______________________ of Borrower _______________________ and who, being duly sworn, stated that she, being authorized so to do, signed and delivered the foregoing Instrument as such ____________________ of Borrower as his/her own free and voluntary act and as the free and voluntary act of Borrower, for the uses and purposes therein set forth.

          WITNESS my hand and Notary Seal this 10th day of May, 2004.


                                        /s/ JASMEEN BLOCKER
                                        ----------------------------------------
                                        Notary Public

                                                     JASMEEN BLOCKER
                                             Notary Public, State of New York
                                                     No. 01BL6047869
                                               Qualified in Nassall Country
                                          Commission Expires September 11.20.06

                                    Exhibit A

                               Legal Description

Parcel 1:

The South 1024 feet of the West 700 feet of the Northwest Quarter of Section 8, Township 29, Range 23, Ramsey County, Minnesota.

Parcel 2:

Non-exclusive easement for pedestrian and vehicular access, ingress and egress, as contained in Declaration of Roadway Easement dated _________________, 2004, recorded ________________, 2004, as Document No._________________.

                                  May 12, 2004

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Re: $20,860,000.00 loan (the "Loan") from Greenwich Capital Financial Products,
    Inc. ("Lender") to Stonewater UIS Funding LLC ("Borrower")

Ladies and Gentlemen:

In connection with the closing of the referenced transaction, as a condition precedent to the closing of the Loan, Borrower was obligated to develop an operations and maintenance program with respect to the presence of asbestos and lead-based paint at the Project (the "O&M Program"). All capitalized words used but not otherwise defined herein shall have the meanings set forth in the Operations and Maintenance Agreement between Borrower and Lender dated of even date herewith.

As of the date hereof, Borrower has not yet developed an O&M Program. As an accommodation to Borrower, Lender has agreed that this condition precedent to the making of the Loan may be satisfied by Borrower following the closing and funding of the Loan. In order to induce Lender to make the Loan, Borrower agrees to deliver or cause to be delivered to Lender within sixty (60) days after the date hereof an O&M Program reasonably satisfactory in form and substance to Lender.

This letter agreement may not be modified, amended, changed or terminated orally, but only by a written agreement signed by the party against whom the enforcement thereof is sought. This letter agreement shall be binding upon and inure to the benefit of the Lender and Borrower, the indemnitors and their respective permitted successors and assigns.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Greenwich Capital Financial Products, Inc.
May 12, 2004
Page 2


This letter agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

                                        Very truly yours,

                                        BORROWER:

                                        STONEWATER UIS FUNDING LLC, a
                                        Delaware limited liability company


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


ACCEPTED AND AGREED TO
THIS ______ DAY OF MAY, 2004.

GREENWICH CAPITAL FINANCIAL PRODUCTS,
INC., a Delaware corporation


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

Greenwich Capital Financial Products, Inc.
May 12, 2004
Page 2


This letter agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

                                        Very truly yours,

                                        BORROWER:

                                        STONEWATER UIS FUNDING LLC, a
                                        Delaware limited liability company


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

ACCEPTED AND AGREED TO
THIS 12th DAY OF MAY, 2004.

GREENWICH CAPITAL FINANCIAL PRODUCTS,
INC., a Delaware corporation


By: /s/ DAVID M. MURDOON
    ---------------------------------
Name: DAVID M. MURDOON
Title: MANAGING DIRECTOR

                      OPERATIONS AND MAINTENANCE AGREEMENT

          THIS OPERATIONS AND MAINTENANCE AGREEMENT ("Agreement") is made as of the 12th day of May, 2004, by STONEWATER UIS FUNDING LLC, a Delaware limited liability company ("Borrower") in favor of GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation, its successors, transferees and assign ("Lender").

                                    RECITALS:

          This Agreement is being executed in connection with Lender's making a mortgage loan to Borrower in the original principal amount of $20,860,000.00 (the "Loan").

          The Loan is evidenced by a Promissory Note of even date herewith, made by Borrower and is secured by, among other things, a Mortgage, Assignment of Rents and Security Agreement ("Instrument") of the same date, which encumbers certain real property and improvements more particularly described therein (the "Project").

          As a condition of making the Loan, Lender has required Borrower to develop an operations and maintenance program for the Project with respect to the presence of asbestos and lead-based paint (the "O & M Program"). The O & M Program developed by Borrower, and approved by Lender, is attached hereto as Exhibit A and is by this reference made a part of this Agreement.

          NOW, THEREFORE, in consideration of the above and the mutual promises contained in this Agreement, the receipt and sufficiency of which are acknowledged, Borrower and Lender agree as follows:

     1. Compliance with O & M Program. Borrower hereby covenants and agrees that, during the term of the Loan, including any extension or renewal thereof, Borrower shall comply in all respects with the terms and conditions of the O & M Program. Notwithstanding anything foregoing in this Section 1 to the contrary, for so long as the Unisys Lease (as defined in the Instrument) is in full force and effect, (a) the obligations of Borrower under this Agreement shall be subject to the terms and provisions of the Unisys Lease, and (b) Borrower shall be required to comply with the terms and conditions of the O & M Program only to the extent Borrower takes any action permitted to be taken by Borrower under the Lease.

     2. Default Under Note and Security Instrument. Borrower hereby acknowledges and agrees that if Borrower fails to comply in all respects with the terms and conditions of the O & M Program, Borrower will be in default under the Note and Security Instrument, in which event the entire unpaid principal balance of the Note, accrued interest and any other sums due Lender under the Note will become immediately due and payable at Lender's option, all in accordance with the terms and conditions of the Note and the Security Instrument.

     3. Successors and Assigns Bound. This Agreement shall be binding upon Borrower and Lender and their respective successors and assigns, and shall inure to the benefit of and may be enforced by Lender and its successors, transferees and assigns. Borrower shall not assign any of its rights and obligations under this Agreement without the prior written consent of Lender.

     4. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, and applicable federal law.

     5. No Waiver. Lender's requirement that the Borrower develop and comply with the O & M Program shall not be deemed to constitute a waiver or a modification of any of the Borrower's covenants and agreements with respect to Hazardous Materials or Hazardous Materials Law as set forth in the Environmental Indemnity Agreement or the Instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, Borrower has executed this Agreement on the date and year first written above.

                                        BORROWER:

                                        STONEWATER UIS FUNDING LLC, a
                                        Delaware limited liability company


                                        By: /s/ CONSTANTINE DAKOLIAS
                                            ------------------------------------
                                        Name: CONSTANTINE DAKOLIAS
                                        Title: AUTHORIZED SIGNATORY

                                    EXHIBIT A
                                   O&M PROGRAM

                                (to be attached)